ASSET PURCHASE AGREEMENT*


                            Between


                 QUANTUM EXPLOSIVES PTY LIMITED
                        ACN 087 119 515
                         ("Purchaser")

                              and

                  TOTAL ENERGY SYSTEMS LIMITED
                        ACN 010 876 150
                            ("TES")

                              and

                 T.E.S. MINING SERVICES PTY LTD
                        ACN 010 975 676
                         ("TES Mining")

                              and

          TOTAL ENERGY SYSTEMS (INTERNATIONAL) PTY LTD
                        ACN 084 562 247
                     ("TES International")

                              and

               TOTAL ENERGY SYSTEMS (NZ) LIMITED
                          (DN/682396)
                           ("TES NZ")



                   LEGAL & CONTRACT SERVICES
                 THIESS CONTRACTORS PTY LIMITED
               PO Box 199 Archerfield  Qld  4108
           Ph:  (07) 3275-8563   Fax:  (07) 3275-8633
            email address:  rsinclair@thiess.com.au
                          Copyright 1999





*INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

TABLE OF CONTENTS                                        Page No.

1.   Definitions and Interpretation. . . . . . . . . . .    1

2.   Conditions Precedent. . . . . . . . . . . . . . . .    6

3.   FIRB Approval . . . . . . . . . . . . . . . . . . .    8

4.  Sale and Purchase. . . . . . . . . . . . . . . . . .    9

5.  Risk and Property. . . . . . . . . . . . . . . . . .    9

6.  Purchase Price . . . . . . . . . . . . . . . . . . .    9

7.  Inventory. . . . . . . . . . . . . . . . . . . . . .   10

8.  Accrued Liabilities. . . . . . . . . . . . . . . . .   10

9.  Damage to Business Premises or Assets. . . . . . . .   11

10.  Completion. . . . . . . . . . . . . . . . . . . . .   11

11.  Final Instalment. . . . . . . . . . . . . . . . . .   14

12.  Warranties. . . . . . . . . . . . . . . . . . . . .   14

13.  Indemnities . . . . . . . . . . . . . . . . . . . .   15

14.  Debtors and Creditors . . . . . . . . . . . . . . .   15

15.  Employees . . . . . . . . . . . . . . . . . . . . .   16

16.  Superannuation. . . . . . . . . . . . . . . . . . .   17

17.  Plant Leases and Financing Leases . . . . . . . . .   17

18.  Other Contracts . . . . . . . . . . . . . . . . . .   18

19.  Contractual Indemnity . . . . . . . . . . . . . . .   18

20.  Transition. . . . . . . . . . . . . . . . . . . . .   19

21.  Other Obligations after Completion. . . . . . . . .   20

22.  Default . . . . . . . . . . . . . . . . . . . . . .   20

23.  Restraint on Competition. . . . . . . . . . . . . .   22

24.  Expert Determination. . . . . . . . . . . . . . . .   23

25.  International Sale of Goods - Exclusion of Vienna
        Convention. . . . . . . . . . . . . . . . . . .   23

26.  Interest . . . . . . . . . . . . . . . . . . . . .   23

27.  Continuing Obligations . . . . . . . . . . . . . .   24

28.  Reconstruction of Authority. . . . . . . . . . . .   24

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29.  Further Assurance. . . . . . . . . . . . . . . . .   24

30.  Severability . . . . . . . . . . . . . . . . . . .   24

31.  Entire Understanding . . . . . . . . . . . . . . .   24

32.  Variation. . . . . . . . . . . . . . . . . . . . .   24

33.  Waiver . . . . . . . . . . . . . . . . . . . . . .   25

34.  Costs and Outlays. . . . . . . . . . . . . . . . .   25

35.  Notices. . . . . . . . . . . . . . . . . . . . . .   25

36.  Governing Law and Jurisdiction . . . . . . . . . .   26

37.  Contaminated Land. . . . . . . . . . . . . . . . .   27

38.  Licence from SEC . . . . . . . . . . . . . . . . .   27

39.  *** Assets . . . . . . . . . . . . . . . . . . . .   27

40.  Confidentiality. . . . . . . . . . . . . . . . . .   28

SCHEDULES

SCHEDULE 1A - VENDOR'S WARRANTIES . . . . . . . . . . .  29

SCHEDULE 1B - PURCHASER'S WARRANTIES. . . . . . . . . .  35

SCHEDULE 2  - PLANT, EQUIPMENT, FIXTURES AND FITTINGS .  36

SCHEDULE 3  - INTELLECTUAL PROPERTY . . . . . . . . . .  37

SCHEDULE 4  - BUSINESS NAMES. . . . . . . . . . . . . .  38

SCHEDULE 5  - PROPERTY LEASES . . . . . . . . . . . . .  39

SCHEDULE 6  - MATERIAL CONTRACTS. . . . . . . . . . . .  40

SCHEDULE 7  - EMPLOYEES . . . . . . . . . . . . . . . .  41

SCHEDULE 8  - RETIRMENT BENEFITS SCHEMES, PENSION
SCHEMES and OTHER SUPERANNUATION or PENSIONS
ARRANGEMENTS  . . . . . . . . . . . . . . . . . . . . .  43

SCHEDULE 9  - NECESSARY APPROVALS . . . . . . . . . . .  44

SCHEDULE 10 - *** ASSETS. . . . . . . . . . . . . . . .  53

SCHEDULE 11 - OPERATING LEASES. . . . . . . . . . . . .  54

SCHEDULE 12 - FINANCING LEASES. . . . . . . . . . . . .  55

ANNEXURE A  - PURCHASER'S PARENT AGREEMENT. . . . . . .  59

ANNEXURE B  - VENDOR'S PARENT GUARANTEE . . . . . . . .  60

***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
________________________________________________________________
ASSET PURCHASE AGREEMENT        ii              C COPYRIGHT 1999
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

AGREEMENT made                    1999
PARTIES   TOTAL ENERGY SYSTEMS LIMITED ACN 010 876 150 ("TES")
          T.E.S. MINING SERVICES PTY LTD ACN 010 975 676
          ("TES Mining")
          TOTAL ENERGY SYSTEMS (INTERNATIONAL) PTY LTD
          ACN 084 562 247 ("TES International")
          and TOTAL ENERGY SYSTEMS (NZ) LIMITED ("TES NZ")
          (DN/682396)
          all c/- Level 7, 371 Queen Street, Brisbane, Queensland
          ("Vendors")

AND QUANTUM EXPLOSIVES PTY LIMITED ACN 087 119 515 of 146 Kerry Road, Archerfield, Queensland ("Purchaser")


INTRODUCTION

A.   The Vendors conduct the Business in Australia and elsewhere.

B.   TES is a wholly owned indirect subsidiary of LSB Chemical.
     TES Mining, TES International and TES NZ are subsidiaries of
     TES.

C. The Vendors have agreed to sell the Assets and the Business as a going concern to the Purchaser and the Purchaser has agreed to buy the Assets and the Business as a going concern from the Vendors on the terms of this Agreement.


IT IS AGREED

1.  Definitions and Interpretation

1.1  Definitions

     In this Agreement:

     1.1.1 Advertising Material" means all advertising, sales and marketing material owned or controlled by the Vendors and used by the Vendors in relation to the Business;

     1.1.2 "Agreement" means this document, including any schedule or annexure to it;

     1.1.3 "Assets" means the property of the Vendors (other than the Book Debts) used in the Business at the opening of business on the Completion Date, comprising:

               .1 the Plant and Equipment and any other plant, equipment, fixtures and fittings used in connection with the Business at the date of this Agreement or acquired or constructed by the Vendors in connection with the Business after the date of this Agreement and prior to Completion;

               .2 the goodwill of the Business including any Know-how, Technical Data, Advertising Material (including licence to use it) and copyright in any labelling or printing used by the Vendors in connection with the Business and any goodwill attaching to the trade marks and to the Business Names;

               .3 the Intellectual Property used in connection with the Business at the date of this Agreement or acquired by the Vendors in connection with the Business after the date of this Agreement and prior to Completion including the Intellectual Property listed in


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                    Schedule 3 but excluding the technology
                    previously licensed to the Vendors by
                    Mining Services International Inc. and
                    the Toprime trademark;

               .4   the Inventory; and

               .5 the Material Contracts, the Property Leases, and, to the extent that they are capable of assignment or novation, all other contracts including all burdens and obligations of the Vendors thereunder entered into by the Vendors in the course of carrying on the Business and subsisting at the opening of business on the Completion Date including without limitation the Operating Leases and the Financing Leases;

    1.1.4     "Balance Date" means the date to which the most
               recent balance sheet and profit and loss account of the Business have been made up;

    1.1.5     "Book Debts" means the receivables of the Business
               owing to the Vendors as of the Completion Date;

    1.1.6     "Business" means the Vendors' business of
               manufacturing and supplying bulk and packaged explosives and blasting agents and other products and services to the mining, quarrying, civil engineering and other industries in Australia, New Zealand and elsewhere;

    1.1.7     "Business Day" means a day that is not a Saturday,
               Sunday or any other day which is a public holiday or a bank holiday in the place where an act is to be performed or a payment is to be made;

    1.1.8     "Business Names" means those names set out in
               Schedule 4;

    1.1.9     "Business Premises" means the premises and land
               that is the subject of the Property Leases;

    1.1.10    "Business Records" means all books of account,
               accounts, records and data however recorded and all other documents relating to the Business and the Assets;

    1.1.11    "Completion" means the performance of the acts set
               out in clause 10 to be performed on the Completion
               Date;

    1.1.12    "Completion Date" means:

               .1 1 June 1999 if the conditions precedent are satisfied or waived by 27 May 1999; otherwise

               .2   1July 1999.;

     1.1.13    "Contaminant" includes:

               .1   a gas, liquid or solid;

               .2   an odour;

               .3 energy including noise, heat, radioactivity and electromagnetic radiation; and

               .4   a combination of contaminants.


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

    1.1.14    "Contamination" means any release (whether by act
               or omission) of a Contaminant;

     1.1.15    "Default Rate" means 10% per annum;

     1.1.16 "Employees" means the persons employed by the Vendors in the Business at the date of this Agreement specified in Schedule 7 and any other persons who become so employed prior to Completion;

    1.1.17    "Encumbrance" means any legal or equitable
               interest or power:

               .1 reserved in or over any Asset or any interest in any Asset; or

               .2 created or otherwise arising in or over any Asset or any interest in any Asset under a transfer, bill of sale, mortgage, fixed or floating charge, lien (other than repairer's liens which will be discharged by the Vendors in the ordinary course), pledge, trust or power;

               by way of security for the payment of a debt, any other pecuniary obligation or the performance of any other obligation but does not include the burden of obligations and duties to be performed under the Property Leases, Material Contracts, Financing Leases, Operating Leases and other contracts relating to the Business and any existing licence or sublicence attaching to the Intellectual Property including without limitation the sublicence to Quin Investments Pty Ltd.;

    1.1.18    "Environmental Law" means any law, whether statute
               or common law, concerning environmental matters, and includes but is not limited to law concerning land use, development, pollution, waste disposal, toxic and hazardous substances, conservation of natural and cultural resources and resource allocation including any law relating to exploration for or development of any natural resource;

    1.1.19    "Environmental Liability" means any liability,
               obligation, expense, penalty or fine, whether present, prospective or contingent, under any Environmental Law;

    1.1.20    "Existing Environmental Cost" has the meaning
               given in clause 37.3;

    1.1.21    "Excluded Employees" means those Employees as
               agreed by the Purchaser and the Vendors, to whom the Purchaser does not have to make an offer of employment;

    1.1.22    "Expert" means a person agreed in writing by the
               Vendors and the Purchaser or in default of agreement, a person appointed by the President for the time being of the Queensland Law Society on the application of either the Vendors or the Purchaser.

    1.1.23    "Final Instalment Date" means 21 days after the
               Completion Date;

    1.1.24    "Financing Leases" means the leases and hire
               purchase agreements listed in Schedule 12;

    1.1.25    "Intellectual Property" means trade marks, logos,
               service marks, trade names, business names, copyrights, designs, patents, inventions, processes and other technical know-how and other rights in industrial property and applications for them and licence agreements or other arrangements under which a person has the right to use any of the foregoing but excluding the technology previously licensed to the Vendors by Mining Services International Inc.;


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

    1.1.26    "Know-how" means all the knowledge and information
               (whether contained in the Business Records or otherwise) which the Vendors or any Related Body Corporate have relating to the Business and which the Vendors are able to assign to the Purchaser without breaching any law or contract;

    1.1.27    "Leased Plant and Equipment" means those items of
               Plant and Equipment specified in Schedule 12 as being subject to a Financing Lease.

    1.1.28    "Liability" includes a present, prospective or
               contingent liability;

    1.1.29    "LSB Chemical" means LSB Chemical Corp of 165
               Pennsylvania Avenue, Oklahoma City, United State of America;

    1.1.30    "LSB Industries" means LSB Industries Inc of 165
               Pennsylvania Avenue, Oklahoma City, United State of America;

    1.1.31    "Material Contracts" means the contracts specified
               in Schedule 6 including all burdens and
               obligations of the Vendors thereunder;

    1.1.32    "Materials" means all files, input materials,
               output materials, media upon which input and output materials are located (including cards, disks, tapes and other storage facilities), software programs or packages and any related documentation to the extent that they are capable of assignment or novation, source codes and all other materials, reports, information and results in relation to the Business

    1.1.33    "Necessary Approvals" means any consent,
               registration, filing, certificate, licence, approval, permit, authority or the like necessary to enable the Purchaser to conduct the Business including those specified in Schedule 9;

    1.1.34    "Non-transferring Employees" means all of the
               Employees (other than Excluded Employees) who do not become Transferring Employees on or before the Completion Date;

    1.1.35    "*** Assets" means the plant and equipment listed
               in Schedule 10;

    1.1.36    "Operating Leases" means the leases listed in
               Schedule 11;

    1.1.37    "Plant and Equipment" means the plant, equipment,
               vehicles, furniture, fixtures and fittings
               (including spare parts) specified in Schedule 2 and any additions or deletions thereto agreed by the parties;

    1.1.38    "Plant Leases" means any leasing agreements,
               hiring agreements and hire purchase agreements affecting the Plant and Equipment prior to the Completion Date other than the Financing Leases;

    1.1.39    "Property Leases" means the real property leases
               specified in Schedule 5 including all burdens and obligations thereunder;

    1.1.40    "Purchase Price" means the purchase price stated
               in clause 6.1;

    1.1.41    "PVI" means the total minimum Financing Lease
               lease payments less future finance charges and executory costs as shown in TES' lease statutory accounts disclosure report prepared in accordance with TES' usual practice as at the Completion Date;



***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
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

    1.1.42    "Related Body Corporate" has the meaning given in
               section 9 of the Corporations Law;

    1.1.43    "Inventory" means all trading stock, consumables,
               packaging and packaging materials, work-in-progress, raw materials and finished goods held, used or to be used in the Business and owned, unencumbered by the Vendors at the opening of business on the Completion Date;

    1.1.44    "Satisfaction Date" means 29 June 1999 or such
               later date as the Parties may agree;

    1.1.45    "SEC" means Slurry Explosive Corporation of 5700
               North Portland, Oklahoma City, Oklahoma, United
               States of America;

    1.1.46    "Technical Data" means all designs, drawings,
               specifications, formulae, manufacturing processes, operating procedures and other technical data and information of whatever kind relating to the Busi-ness which the Vendors are able to assign to the Purchaser without breaching any law or contract;

    1.1.47    "Transferring Employees" means all Employees who
               accept the offers of employment made by the Purchaser under clause 15.1 on or before the Completion Date;

    1.1.48    "Vendors" means TES, TES Mining, TES International
               and TES NZ; and

    1.1.49    "Warranty" means a representation or warranty
               contained in Schedule 1A and 1 B.

1.2  Interpretation

     1.2.1     Reference to:

               .1   one gender includes the others;

               .2 the singular includes the plural and the plural includes the singular;

               .3   a person includes a body corporate;

               .4   a party includes the party's executors,
                    administrators, successors and permitted assigns;

               .5   a statute, regulation or provision of a
                    statute or regulation ("Statutory Provision") includes:

                    (i)  that Statutory Provision as amended or
                         re-enacted from time to time; and

                    (ii) a statute, regulation or provision
                         enacted in replacement of that Statutory
                         Provision; and

               .6   money is to Australian dollars, unless
                    otherwise stated.

    1.2.2     "Including" and similar expressions are not words
               of limitation.

    1.2.3 Where a word or expression is given a particular meaning, other parts of speech and grammatical forms of that word or expression have a corresponding meaning.

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

     1.2.4 Headings are for convenience only and do not form part of this Agreement or affect its interpretation.

     1.2.5 A provision of this Agreement must not be construed to the disadvantage of a party merely because that party was responsible for the preparation of the Agreement or the inclusion of the provision in the Agreement.

     1.2.6 If an act must be done on a specified day which is not a Business Day, it must be done instead on the next Business Day.

1.3  Parties

     1.3.1 If a party consists of more than 1 person, this Agreement binds each of them separately and any 2 or more of them jointly.

     1.3.2 An obligation, representation or warranty in favour of more than 1 person is for the benefit of them separately and jointly.

     1.3.3 A party which is a trustee is bound both personally and in its capacity as a trustee.


2.   Conditions Precedent

2.1 This Agreement is subject to each of the following conditions precedent to the sale and purchase being fulfilled on or before the Satisfaction Date (unless otherwise stated):

    2.1.1 the lessors, and the lessors' mortgagees (if required by the lessor), consenting to assignment of the Property Leases from the Vendors to the Purchaser with only such modifications or conditions as are reasonably acceptable to the Purchaser but the Purchaser shall accept as a condition of any such assignment that it provide to the lessors replacement security deposits or guarantees for those lodged by or on behalf of the Vendors;

    2.1.2 all parties to the Material Contracts consenting to the assignment or novation of those contracts in favour of the Purchaser with only such modifications or conditions as are reasonably acceptable to the Purchaser but the Purchaser shall accept as a condition of any such assignment or novation that it provide to the other parties to the Material Contracts replacement security deposits or guarantees for those lodged by or on behalf of the Vendors;

    2.1.3 the Minister for Mines and Energy for and on behalf of the State of Queensland:

              .1 granting or otherwise agreeing in writing to grant to the Purchaser a new occupancy agreement, licence or lease to occupy the *** Explosive Reserve site on terms reasonably satisfactory to the Purchaser provided that a lease or licence or occupancy agreement on substantially similar terms to that currently held by TES will be reasonably satisfactory; and

              .2   consenting to TES terminating without
                   liability its existing Occupancy Agreement in respect of this site with effect on and from the Completion Date;

***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
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

    2.1.4 the Purchaser (by the Completion Date) obtaining all Necessary Approvals in its own name on terms and conditions (if any) acceptable to the Purchaser provided the Purchaser has been advised and hereby acknowledges and agrees and understands that the Vendors operate a Business requiring licences under the Environmental Protection Act and that it will be necessary for an assignment of those licences or new licences to be obtained by the Purchaser in order to properly operate the Business;

    2.1.5 the Purchaser entering an agreement with LSB Industries, under which LSB Industries agrees to supply the Purchaser ammonium nitrate on terms reasonably satisfactory to both the Purchaser and LSB Industries;

    2.1.6 THIESS Contractors Pty Limited ACN 010 221 486 validly executing and giving to the Vendors a Guarantee in the form attached as Annexure A within 14 days after the execution of this Agreement or such longer time up to the Satisfaction Date as to which the Vendors, in their sole discretion may consent;

    2.1.7 subject to clause 2.3 the Vendors and the Purchaser each in their absolute discretion being satisfied with the Existing Environmental Cost but the Vendors and the Purchaser will be satisfied with the Existing Environmental Cost if it is not in excess of $100,000;

    2.1.8 LSB Industries validly executing and giving to the Purchaser a guarantee in the form attached as Annexure B;

    2.1.9 Subject to clause 38, SEC consenting to the assignment or novation of the Licence Agreement, dated 1 October 1996 between SEC and TES, from TES to the Purchaser on terms reasonably acceptable to the Purchaser. ***. The Purchaser also accepts that it will be a reasonably acceptable term of the assignment or novation of the licence agreement that the Purchaser cannot assign the licence or sublicence its rights thereunder without the consent of SEC which consent will not be unreasonably withheld in the case of a sublicence for the purpose of the production of product for the Purchaser's own use in selling to its customers; and

    2.1.10 the Vendors (by the Completion Date) either, purchasing the Leased Plant and Equipment free from any Financing Lease or Encumbrance or, all parties to the Financing Leases consenting to the assignment or novation of those contracts in favour of the Purchaser with only such modifications or conditions as are reasonably acceptable to the Purchaser. Provided that the Purchaser shall accept as a condition of any such assignment or novation that where the lessor holds title in the Leased Plant and Equipment that fact may be registered pursuant to the Motor Vehicles Securities Act 1986 (Qld) or any similar legislation in any other Australian State.

2.2 Each party must at its own cost use its reasonable endeavours and co-operate with the other parties to procure satisfaction of the conditions precedent as quickly as possible.

2.3 Except as otherwise provided in this clause 2.3, each condition precedent is for the sole benefit of the Purchaser which may waive it by giving notice to the Vendors, provided that the Purchaser shall be deemed to have waived any failure of any such condition precedent if such failure arises as a result of the Purchaser's default. The condition




***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.


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

    precedent in clause 2.1.6 is for the sole benefit of the Vendors and may be waived by the Vendors in their absolute discretion. The condition precedent in clause 2.1.7 is for the benefit of both the Vendors and the Purchaser and cannot be waived without the agreement of the Parties provided that that condition precedent will be deemed to be satisfied where the Existing Environmental Cost exceeds $100,000 if any of the following apply:

    2.3.1 the Parties agree how the amount by which the Existing Environmental Cost exceeds $100,000
              ("Excess Amount") is to be borne between them;

    2.3.2 the Vendor elects in its absolute discretion to accept the Existing Environmental Cost; or

    2.3.3 the Purchaser agrees to bear the Excess Amount and in such a case the deduction from the Purchase
              Price in clause 6.1.4 shall be limited to $100,000.

2.4 Subject to clauses 2.5, 2.6 and 2.7 if the conditions precedent are not satisfied or waived by the Satisfaction Date then this Agreement may be rescinded by the Purchaser or the Vendors by notice to the other without penalty.

2.5 Notwithstanding clause 2.1.1 and clause 10.2.10 the parties agree that there shall be no failure to fulfil the condition precedent and no breach of the completion obligation in those clauses where at the Satisfaction Date the consent of the lessor and if required by the lessor, the lessor's mortgagee to the assignment of the relevant Property Lease has not been obtained in respect of the premises described as *** or those premises which are used for residential purposes only In such a case the Vendors and the Purchaser will continue to pursue the lessors for consent to the assignment subsequent to the Completion Date.

2.6 Notwithstanding clause 2.1.2 and clause 10.2.2 the parties agree that there shall be no failure to fulfil the condition precedent and no breach of the completion obligation in those clauses if by the Satisfaction Date the consent of Denasa Detonantes Nacionales S.A. ("DDN") to the assignment of its contract with TES to the Purchaser has not been obtained, provided TES agrees to obtain goods under that contract for the Purchaser at the same price and otherwise on the same terms as TES has with DDN.

2.7 Notwithstanding clause 2.1.2 and clause 10.2.2 the parties agree that there shall be no failure to fulfil the condition precedent and no breach of the completion obligation in those clauses if by the Satisfaction Date the consent of Beston Chemical International Limited ("Beston") to the assignment of its contract with TES to the Purchaser has not been obtained, provided TES agrees to obtain goods under that contract for the Purchaser at the same price and otherwise on the same terms as TES has with Beston. Subject to the Beston contract being assigned to the Purchaser, the Purchaser shall on Completion pay to the Vendors in addition to the Purchase Price, an amount equal to the amount of credit available to TES and transferred to the Purchaser against the price for future purchases of goods under that contract.

2.8 Notwithstanding clause 2.1.2 and clause 10.2.2 the parties agree that there shall be no failure to fulfil the condition precedent and no breach of the completion obligation in those clauses if by the Satisfaction Date the consent of *** to the assignment of its contract with TES ("the *** Contract")to the Purchaser has not been obtained, provided TES agrees to obtain goods under that contract for the Purchaser at the same price and otherwise on the same terms as TES has with ***. The Purchaser acknowledges and agrees that it must order and pay for not less than 1200 tonnes of a combination of ammonium nitrate at 90% concentration and in prill form per 12 week period under the *** Contract.


***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.


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

3.  FIRB Approval

3.1 Within 3 Business Days after the date of this Agreement the Purchaser must apply to FIRB for approval to purchase the Assets and the Business as a going concern. The Purchaser must take all reasonable steps to obtain approval by the Completion Date ("Approval Date").

3.2 The Purchaser may terminate this Agreement by notice to the Vendors if by the Approval Date:

    3.2.1 the Treasurer of the Commonwealth of Australia advises either the Vendors or the Purchaser that it objects to the purchase of the Assets and the Business as a going concern by the Purchaser;

    3.2.2. the Treasurer has not notified the Vendors or Purchaser of his or her decision concerning the Purchaser's application; or

    3.2.3 the Treasurer approves the purchase subject to conditions which are unsatisfactory to the Purchaser in exercise of the Purchaser's reasonable judgment.

4.  Sale and Purchase

4.1 Subject to the terms, conditions and limitations of this Agreement, the Vendors sell to the Purchaser and the Purchaser purchases from the Vendors, the Assets and the Business as a going concern, free from Encumbrances.


5.  Risk and Property

5.1 Subject to Completion, the title in and right to possession of the Assets passes to the Purchaser at the opening of business on the Completion Date.

5.2 The Assets remain at the risk of the Vendors until Completion, at which time such risk shall pass to the Purchaser.


6.  Purchase Price

6.1 The Purchase Price for the Assets and the Business is the aggregate of:

    6.1.1     ***;

    6.1.2     ***;

    minus:

    6.1.3     ***;

    6.1.4     ***;



***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.


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    6.1.5     ***.

6.2 That part of the Purchase Price payable under clause 6.1.1 is apportioned as follows:

          Goodwill                           $***
          Plant and Equipment                 ***

    It is agreed that, although the price for the goodwill of the Business has been specified, the goodwill has or may have (having regard to the provisions of this Agreement as a whole), a value to the Purchaser in excess of that price and, in the event of a breach of contract by the Vendors in relation to that Asset, the Purchaser is not restricted in claiming damages for the breach, to that price.

6.3 The Purchaser must pay the Purchase Price to the Vendors in accordance with clauses 10.5 and 11.

7.  Inventory

7.1 The adjustments to the value of Inventory are determined in accordance with this clause 7.

7.2 The Vendors shall undertake their usual monthly physical stocktake of the Inventory as at the day prior to the Completion Date and representatives of the Purchaser may be present during that stocktake.

7.3 The Vendors and the Purchaser must use their reasonable endeavours to ensure that the stocktake of Inventory is completed prior to the opening of business on the Completion Date and that the value of Inventory is agreed not later than 15 days after the Completion Date.

7.4 The values ascribed to each item of Inventory must be ***.

7.5 The Vendors must not acquire any further Inventory after the date of this Agreement and prior to the Completion Date which would be excessive to the needs of the Business in the ordinary course.

7.6 Subject to clauses 7.5 and 11.1.2, in addition to the Purchase Price the Purchaser shall pay to the Vendors upon presentation of relevant invoices or bills of lading and reasonably satisfactory proof of payment, the costs payable by the Vendors (including invoiced costs, freight and transport charges, export and import duties and other incidental costs) for all raw materials and finished goods in transit or ordered by the Vendors but not delivered as at the Completion Date. Upon receipt of such payment the Vendor shall transfer to the Purchaser full and unencumbered title to and possession of those raw materials and finished goods. Provided that the Vendors may direct the Purchaser to make the necessary payments direct to the relevant supplier/creditor if upon the making of such payment full and unencumbered title to and possession of those raw materials and finished goods vests in the Purchaser.

8.  Accrued Liabilities

8.1 The value of accrued liabilities referred to in clause 6.1.3 must be determined by the Vendors in accordance with this clause 8 and notified by the Vendors to the Purchaser not later than 15 days after the Completion Date.


***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
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


8.2 Annual leave must be calculated on the basis of full statutory entitlements on all service of Transferring
    Employees at the close of business on the last Business Day prior to the Completion Date less leave taken.

8.3 Long service leave must be calculated on the service of Transferring Employees to the close of business on the last
    Business Day prior to the Completion Date as:

    8.3.1 Full Statutory Entitlements where an Employee is entitled to them, less leave taken; or

    8.3.2 where an Employee has been employed for not less than 1/2 of the Qualifying Period, the same proportion of the Full Statutory Entitlements as the period of service of the Employee bears to the period of service required for Full Statutory Entitlements.

8.4 For the purpose of clause 8.3:

    8.4.1     "Full Statutory Entitlements" means the
              entitlements of an Employee who has served the period required to entitle the Employee by law to take full long service leave without leaving the employment; and

    8.4.2 "Qualifying Period" means the period which entitles an Employee by law to a proportional payment for long service leave if the employment terminates.

8.5 The Vendors must supply to the Purchaser on or prior to the Final Instalment Date such verification of the calculation of the accrued liabilities as the Purchaser may reasonably require.


9.  Damage to Business Premises or Assets

9.1 If between the date of this Agreement and Completion, the Business Premises are damaged or destroyed or any item of Plant and Equipment is lost damaged or destroyed then:

    9.1.1 if the destruction or damage renders the Business wholly or substantially incapable of being conducted for a period in excess of 21 days, the Purchaser may terminate this Agreement; or

    9.1.2 if clause 9.1.1 does not apply, the Purchaser may deduct from the Purchase Price a sum equal to the *** value used in calculating that part of the Purchase Price constituted by the item which has been destroyed or lost or the cost of repair of the item which has been damaged.


10.  Completion

10.1 Completion must take place at the office of the solicitors for the Vendors, in Brisbane, on the Completion Date or on such other date and place as may be agreed by the Vendors and the Purchaser.

10.2 At Completion, the Vendors must deliver the Assets and the Business to the Purchaser by giving to the Purchaser possession of the Assets and handing to the Purchaser:

         10.2.1 all Business Records (including a complete and up-to-date list of customers and suppliers and records relating to each item of plant);

***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
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    10.2.2    assignments or novations of the Material Contracts
              and such assignments or novations of other contracts relating to the Business as it has then obtained together with the originals or counterparts of all contracts held by the Vendors;

    10.2.3 "statements of change of persons in relation to whom business name is registered" in respect of the Business Names, signed by the Vendors, together with the certificates of registration of the Business Names;

    10.2.4    [intentionally deleted];

    10.2.5 a release of the deeds of charge given by the Vendors to *** so far as they relate to the Assets;

    10.2.6 deeds of assignment of the trade marks which are owned by the Vendors (other than the "HEF" trademark ) together with certificates of registration of the trade marks;

    10.2.7 if the Vendors are recorded, or have applied to be recorded, as claiming an interest in, or a right in respect of, a trade mark (other than the "HEF" trademark ), an application in the approved form signed by the registered owner of or applicant for the trade mark, to have a claim by the Purchaser to the same interest or right recorded in the register, together with a written consent by the Vendors to the cancellation of their claim;

    10.2.8    all Technical Data, Materials and Advertising
              Material in the possession or under the control of the Vendors;

    10.2.9 notices by the Vendors of disposition of all motor vehicles and certificates of roadworthiness for those motor vehicles;

    10.2.10 assignments of the Property Leases signed by the Vendors and the lessors of the Property Leases, consents in writing of the lessors' mortgagees (if required by the lessor) to the Property Leases and the assignment of those Property Leases, and stamped counterparts of the Property Leases;

    10.2.11 evidence to the reasonable satisfaction of the Purchaser of the purchase by the Vendors of any of the Plant and Equipment which had been subject to Plant Leases;

    10.2.12 all documents signed by the Vendors that may be required to enable the Purchaser to apply for the transfer into its name of all permits, regis-trations, licences and documents necessary to enable the Purchaser to legally and effectively to carry on the Business other than the Necessary Approvals required to be obtained by the Purchaser prior to Completion under clause 2.1.4 which do not involve the transfer of existing licences or permits held by the Vendors or such Necessary Approvals which the Purchaser has applied for and for which the Purchaser has received written assurances from the relevant government authorities to the Purchaser's satisfaction;

    10.2.13 releases of all Encumbrances affecting the Assets other than the Leased Plant and Equipment which is subject to a lease and that lease is assigned to the Purchaser and under that lease the relevant lessor retains the beneficial ownership of the relevant item of Leased Plant and Equipment;

    10.2.14 particulars of all outstanding contracts or orders for the supply of goods or services of the Business that have not been provided to the Purchaser;


***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
________________________________________________________________
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    10.2.15   particulars of all outstanding contracts or orders
              for the acquisition of Materials, consumables, components and other supplies and services that have not been provided to the Purchaser;

    10.2.16 particulars of the service and maintenance agreements relating to the Business that have not been provided to the Purchaser;

    10.2.17   the employment records of all Employees;

    10.2.18 details of the superannuation records of all Transferring Employees;

    10.2.19 details of all payments to be made in respect of all Employees under any applicable legislation, registered industrial awards and contracts of employment;

    10.2.20 all documents required from the Vendors to enable the Purchaser to obtain the telephone and facsimile services and numbers of the Business;

    10.2.21 all keys and codes required to gain access to the Business Premises, all computer systems and all other property sold under this Agreement;

    10.2.22 all other documents and information to be delivered to the Purchaser under this Agreement;
              and

    10.2.23 all other information, items and documents relating to the Business which the Purchaser may reasonably require.

10.3 The Purchaser must prepare and submit to the Vendors within a reasonable time before Completion all assignments, applications and other documents which the Vendors are required to sign and hand to the Purchaser on Completion.

10.4 At Completion, the Vendors must:

    10.4.1 use its best endeavours to transfer to the Purchaser the Financing Leases, the Operating Leases, any contracts, including all burdens and obligations of the Vendors thereunder, (other than the Material Contracts and the Property Leases) entered into by the Vendors in the course of carrying on the Business;

    10.4.2 do (at the Vendors cost) all things (including executing deeds, documents and instruments) reasonably required by the Purchaser to transfer the legal and beneficial ownership and possession of the Assets and the Business to the Purchaser provided that the Purchaser shall prepare at its own cost, all such deeds, documents and instruments required to transfer the legal and beneficial ownership and possession of the Assets and the Business, including all deeds required to assign the Property Leases and the Material Contracts; and

    10.4.3 comply with all requirements, notices, orders and directions given by any statutory, public or other competent authority affecting the Business or the Business Premises with regard to the conduct of the Business, which issued or of which the Vendors were aware, (although no notice was issued), before the date of this Agreement.

10.5 At Completion, the Purchaser must, subject to the Vendors performing all their obligations under this Agreement required to be performed by the Vendors at Completion pay to TES by telegraphic transfer and/or bank cheques drawn in the manner advised by the Vendors in writing:

      10.5.1 ***;


***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

________________________________________________________________
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         10.5.2 ***;

         minus:

         10.5.3 ***

         10.5.4 ***.

10.6 Subject to this Agreement, the Vendors are entitled to the income of the Business, and must pay the outgoings of the Business, in respect of the period up to the close of business on the last Business Day prior to the Completion Date and, subject to this Agreement and to Completion, the Purchaser is entitled to the income of the Business and must pay the outgoings of the Business in respect of the period after that date.

10.7 Within 7 months from Completion or such longer period as the Purchaser may agree, the Vendors must change their names to names that do not include the words "Total" or "Energy" or any similar words but during that period the Vendors may continue to operate under their existing names subject to clause 23.

11.  Final Instalment

11.1  At the Final Instalment Date:

      11.1.1 the Purchaser must pay to TES the sum by which the Purchase Price exceeds the amount paid to TES under clause 10.5;

      11.1.2    the Purchaser must reimburse the Vendors for:

                .1 any payments made in advance by the Vendors prior to the opening of business on the Completion Date in respect of goods to be supplied and services to be rendered to the Business in the ordinary course after that time for the benefit of the Purchaser, other than any payments under contracts made in breach of Warranty; and

                .2 any other payment made in advance by the Vendors in respect of the Business in the ordinary course prior to the opening of business on the Completion Date, the benefit of which is not received by the Business until after that time; and

      11.1.3    the Vendors must reimburse the Purchaser for:

                .1   any payments received in advance by the
                     Vendors prior to the opening of business on the Completion Date in respect of goods to be supplied or services to be rendered after that time;

                .2 any goods supplied and services rendered to the Vendors in respect of the Business prior to the opening of business on the Completion Date, payment for which must be made by the Purchaser after that time; and

                 .3 any payment which the Purchaser will become liable to make in respect of the Business after the opening of business on the Completion Date, the benefit of which was received by the Business before that time.

11.2 The Vendors must provide the Purchaser with details of all the payments referred to in clause 11.1 in writing not later than 15 days after the Completion Date together with such verification as the Purchaser may reasonably require.


***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

________________________________________________________________
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12.  Warranties

12.1 The Vendors jointly and each of them separately warrant to the Purchaser in terms of the Warranties set out in
         Schedule 1A.

12.2 The Purchaser warrants to the Vendors in terms of the Warranties set out in Schedule 1B.

12.3 Each of the Warranties is made and applies at the date of this Agreement.

12.4     Each of the Warranties is made and applies at the Completion
         Date.

12.5 A Warranty which refers to "the knowledge, information and belief" of the Vendors, or which refers to their "knowledge", or contains words to that effect, or which refers to them or any of them being aware or not being aware of a matter, must be treated as including an additional Warranty that the Vendors have made due and reasonable enquiry as to the matter.

12.6 Any action for the breach of any Warranty made under this Agreement must be taken, if at all, within twelve (12) months after the Completion Date. Thereafter the person to whom the Warranty is made will have no right, claim or cause of action whatsoever arising out of any breach of or inaccuracy in the Warranties.

12.7 The Purchaser and Vendors acknowledge and agree that, other than as set out in Schedule 1A and 1B, neither the Vendors, the Purchaser, nor any other person for or on their behalf have made any representations, warranties or statements concerning the Business, the Assets or the subject matter of this Agreement.

12.8 The Inventory is sold to the Purchaser as is, where is, and with all faults. There is no express or implied warranty as to the condition, design, workmanship, or the lack of any latent defects in connection with any of the Inventory and the Vendors make no warranty of merchantability in respect of the Inventory or of the fitness of the Inventory for any particular purpose.

13.  Indemnities

13.1 The Vendors indemnify the Purchaser against all Liabilities and the cost of all demands, actions and other proceedings against the Purchaser (including legal costs on a solicitor and own client basis) arising directly or indirectly as a result of or in connection with, any breach or non-performance of the Warranties made by the Vendors or obligations of the Vendors, whether express or implied, under this Agreement, provided however that the aggregate liability of the Vendors for all claims made for such breach or non performance shall not in any circumstances exceed $1,000,000.

13.2 The Purchaser indemnifies the Vendors against all Liabilities and the cost of all demands, actions and other proceedings against the Vendors (including legal costs on a solicitor and own client basis) arising directly or indirectly as a result of or in connection with, any breach or non-performance by the Purchaser of the warranties made by the Purchaser or the obligations of the Purchaser, whether express or implied, under this Agreement or under any other agreement assigned to the Purchaser under this Agreement, provided however that the aggregate liability of the Purchasers for all claims made for such breach or non performance shall not in any circumstances exceed $1,000,000.

13.3     If a claim is made by any person against a party
         ("Indemnified Party") which, if satisfied or paid by the Indemnified Party, would permit the Indemnified Party to make a claim against another party ("Indemnifier") under this Agreement:

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    13.3.1    the Indemnified Party must give notice of the
              claim to the Indemnifier; and

    13.3.2 the Indemnifier must, within 21 days after receipt of that notice, either:

              .1 cause the Indemnified Party to be put in sufficient funds to satisfy or pay the claim;
                   or

              .2 by notice to the Indemnified Party, request the Indemnified Party not to satisfy or pay the claim in whole or in part but, at the expense and direction of the Indemnifier, to take such action (including legal proceed-ings) and in such manner as the Indemnifier may direct, to avoid, dispute, defend, appeal or compromise the claim and any adjudication of it and the Indemnifier must also cause the Indemnified Party to be immediately put (and thereafter maintained) in sufficient funds in sufficient time to pay all costs and expenses of the action directed by the Indemnifier and indemnify the Indemnified Party against any Liability incurred in respect of the action and subject to this clause 13.3.2.2, the Indemnified Party must comply with the directions of the Indemnifier.

13.4 If the Indemnified Party becomes aware of a potential claim by any person against the Indemnified Party which, if satisfied by the Indemnified Party, would permit the Indemnified Party to make a claim against the Indemnifier under this Agreement, the Indemnified Party must give notice to the Indemnifier within 28 days after becoming aware of it.

14.  Debtors and Creditors

14.1 The Vendors must within 15 days of the Date of Completion hand to the Purchaser a list of the Vendors' Book Debts incurred prior to opening of business on the Completion
         Date.

14.2 The Purchaser, as agent for the Vendors, must collect the Vendors' Book Debts and bank all money so collected into a bank account nominated by the Vendors and account to the Vendors for the Book Debts so collected.

14.3 The Purchaser's obligations under this clause 14 are subject to the Vendors complying with their obligations under clause 14.6.

14.4 The Purchaser's obligations under this clause 14 are confined to receiving money from the Vendors' debtors and banking it into the bank account referred to in clause 14.2.

14.5 The Purchaser's obligations under this clause 14 cease at the expiration of 3 months from the Completion Date at which time the Vendors and the Purchaser shall deliver notice to each person responsible for the then outstanding Book Debts as to whom and where such Book Debts are to be paid so as to allow the Vendors to collect such remaining Book Debts directly.

14.6 The Vendors must not unreasonably dispute or delay any payments which are due by the Vendors at the Completion Date or become due by the Vendors thereafter to any creditors who are suppliers to the Business.

15.  Employees

15.1 At least 14 days prior to the Completion Date, the Purchaser must make offers of employment to each of the Employees (other than the Excluded Employees) upon terms and conditions generally no less favourable than those under which each Employee is employed by the Vendors at the date of this Agreement, requesting each of them to notify the Vendors prior to the Satisfaction Date whether he or she intends to accept the offer. The Vendors and the Purchaser must use their best endeavours to encourage the Employees to accept the offers.
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15.2     The Vendors agree, subject to Completion, to release all
         Transferring Employees from the employment of the Vendors from the close of business on the last Business Day prior to the Completion Date and to pay to all Transferring Employees all their outstanding wages, salaries and other entitlements, prior to the Completion Date, other than their entitlements in respect of long service leave, sick leave and holiday pay.

15.3 The Purchaser assumes all sick leave, long service leave, holiday pay and redundancy or severance obligations in respect of the Transferring Employees on the basis that there has been a transmission of the Business and that the past service of each Transferring Employee with the Vendors is, for these purposes, taken to be service with the Purchaser.

15.4 Subject to the Vendors complying with its obligations under clauses 15.1, 15.2 and 16.2 and Warranty 8 (Schedule 1A), the Purchaser indemnifies the Vendors against all claims for salary and wages, long service leave, sick leave, holiday pay (including applicable loadings), redundancy payments, severance payments, superannuation, rostered days off and other entitlements to which the Transferring Employees are or may become entitled whether under any contract of employment, award or otherwise and against all liability to payroll tax which is or may become payable from and after Completion

15.5 The Vendors must pay the cost of any redundancy payments or severance payments for Non-transferring and Excluded Employees, provided that the Purchaser must reimburse the Vendors for the full amount of any redundancy payment or severance payment paid by the Vendors to a Non-transferring or Excluded Employee where:

    15.5.1 the Non-transferring or Excluded Employee is employed or re-employed by the Purchaser within 6 months of receiving the redundancy payment or severance payment; and

    15.5.2 the Vendors have, at Completion, given the Purchaser notice of the Employees who have been paid redundancy or severance payments and of the amounts paid to each.

15.6 The Vendors must use their best endeavours to ensure that the Transferring Employees do not resign prior to or after the Completion Date and must not for the longest valid period specified in clause 23.1.2 employ or approach any of them for the purpose of employing them or removing them from the Business.

16.  Superannuation

16.1 In respect of each Transferring Employee who is a member of a superannuation scheme operated for the benefit of Employees of the Vendors ("Vendors' Scheme"), the Purchaser must offer to such Employee immediate membership of a superannuation scheme operated for the benefit of employees of the Purchaser ("Purchaser's Scheme") by virtue of which:

    16.1.1 superannuation benefits accrue in future on the usual basis applicable to members of the Purchaser's Scheme; and

    16.1.2 superannuation benefits which have accrued under the Vendors' Scheme in respect of previous employment or scheme membership are at least preserved under the Purchaser's Scheme except that the benefits secured under the Purchaser's Scheme in respect of past employment or scheme membership may be adjusted on an equitable basis if the amount or assets transferred is insufficient to support the provision of the preserved benefits.

16.2 If a Transferring Employee elects to become a member of the Purchaser's Scheme, the Vendors must cause the amount or assets representing the Employee's equitable entitlements under the Vendors' Scheme to be transferred to the Purchaser's Scheme as soon as practicable after the

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     Completion Date and must also cause to be provided to
     the Purchaser such information as the Purchaser or the trustee of the Purchaser's Scheme reasonably requests regarding the Employee's entitlements under the Vendors' Scheme.


17.  Plant Leases and Financing Leases

17.1 For the avoidance of doubt the Vendors must purchase any Plant and Equipment the subject of a Plant Lease and transfer such Plant and Equipment to the Purchaser on Completion free from any Plant Lease or Encumbrance.

17.2 The Purchaser acknowledges that the Financing Leases represent leases of certain items of the Plant and Equipment which would require the Vendors to pay sums whether or not characterised as penalties, in addition to the PVI thereunder in order to obtain unencumbered title to the relevant Plant and Equipment. On and from the Completion Date the Purchaser will assume all obligations of the Vendors under those Financing Leases which the Vendors cause to be assigned or novated to the Purchaser. Provided that the Purchaser shall accept as a condition of any such assignment or novation that where the lessor holds title in the Leased Plant and Equipment that fact may be registered pursuant to the Motor Vehicles Securities Act 1986 (Qld) or any similar legislation in any other Australian State.

17.3 If a Financing Lease cannot be assigned or novated to the Purchaser the Vendors must purchase the Plant and Equipment the subject of any such Financing Lease.


18.  Other Contracts

18.1 If any of the contracts entered into by the Vendors in relation to the Business including the Property Leases or the Operating Leases cannot be effectively transferred to the Purchaser as contemplated by this Agreement except by novation or by assignment made with the consent of a third party, the Vendors must upon the signing of this Agreement or so soon afterwards as is practical, do everything it can to procure the novation or the consent to the assignment.

18.2 In the period (if any) from the opening of business on the Completion Date until the particular contract, Operating Lease or any Property Lease, has been novated or effectively assigned to the Purchaser or has terminated, the Purchaser must pay, perform and discharge all of the obligations of the Vendors under the contract (including the return or relinquishment to a third party of any confidential information, know-how or technical data which may come into the possession of the Purchaser which the Vendors are obliged by law or contract to return or relinquish to that party) and the Vendors must permit the Purchaser to receive and must account to the Purchaser for all the proceeds and benefits arising from the contract. The Purchaser shall, subject to the terms of this Agreement, indemnify and keep indemnified the Vendors against all Liability, claims or demands of whatsoever nature which they may incur arising under such contracts on and from the Completion Date as a result of the acts or omissions of the Purchaser.

18.3 Where any of the contracts entered into by the Vendors in relation to the Business (including the Operating Leases ) or any of the Property Leases cannot be assigned or novated to the Purchaser despite the reasonable endeavours of both the Vendors and the Purchaser (the Unassignable Contracts) then on and from the Completion Date the Purchaser must pay, perform and discharge all the obligations of the Vendors under the Unassignable Contracts and the Vendors must permit the Purchaser to receive all benefits arising from the Unassignable Contracts on and from the Completion Date. The Purchaser shall, subject to the terms of this Agreement, indemnify and keep indemnified the Vendors against all liability of whatsoever nature which they may incur at any time on or from the Completion Date arising under the Unassignable Contracts.

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19.  Contractual Indemnity

19.1 The Purchaser shall indemnify and keep indemnified the Vendors against all Liabilities, claims, demands and costs suffered or incurred by the Vendors under any of the Material Contracts, Property Leases, Operating Leases, Financing Leases and other contracts entered into by the Vendors in relation to the Business which the Vendors may suffer or incur due to any failure by the Purchaser on and from the Completion Date to discharge the burdens and otherwise comply with the obligations of the Vendors under those contracts and leases.

19.2 The Purchaser shall indemnify and keep indemnified each of the Vendors, LSB Industries, LSB Chemical and their respective Related Bodies Corporate against all Liabilities, claims, demands and costs suffered or incurred by any of them under any Guarantees (as defined in clause 19.3) as a result of any failure by the Purchaser on and from the Completion Date to discharge the burdens and otherwise comply with the obligations of the Vendors under those contracts and leases in respect of which the Guarantees have been given. The Purchaser acknowledges and agrees that LSB Industries, LSB Chemical and their respective Related Bodies Corporate are deemed to have accepted the benefit of this indemnity by having given written notice to that effect to the Purchaser on or about the date hereof. The Purchaser acknowledges and agrees that it has received valuable consideration for this indemnity by LSB Chemical and LSB Industries causing the Vendors to enter into this Agreement.

19.3 Where any of the Material Contracts, Property Leases, Operating Leases, Financing Leases or other contracts entered into by the Vendors in relation to the Business are subject to a guarantee, guarantee and indemnity or other form of security ("Guarantee") given by or on behalf of the Vendors, LSB Industries, LSB Chemical or any Related Body Corporate to either or both companies, the Purchaser shall accept as a reasonable requirement of effecting the assignment of those instruments that it obtain or provide a replacement or substitute Guarantee in order that the existing Guarantee can be fully released and discharged.


20.  Transition

20.1 A party must not make any media release or announcement or public statement (other than as may be required by law or under the listing rules of any relevant stock exchange) without the consent of the other parties and must consult with each other as to the timing and wording of their respective announcements of the sale and purchase of the Assets and the Business.

20.2 The Vendors must use its good offices to procure good relationships between the Purchaser and suppliers and customers of the Business.

20.3 The Vendors must give notice in writing of this sale and purchase to current customers of the Business in a form approved by the Purchaser.

20.4 Between the date of this Agreement and the Completion Date, the Vendors must allow a reasonable number of persons properly authorised by the Purchaser, reasonable access during normal business hours to inspect the Assets, Business Records and Materials.

20.5 The Vendors must use its best endeavours to maintain and preserve the Assets and the Business from the date of this Agreement to the Completion Date.

20.6     Until the Completion Date the Vendors:

         20.6.1 must continue to carry on the Business in the ordinary and usual course; and

         20.6.2 must not without the written consent of the Purchaser, which the Purchaser may give or withhold at the discretion of the Purchaser:

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              .1   enter into or incur in the name or on behalf
                   of the Business, any commitments or
                   Liabilities, other than commitments or
                   Liabilities in the ordinary course of
                   business; or

              .2 enter into any arrangement or agreement in connection with the Business having a value or involving an amount in excess of $100,000.

20.7 The Vendors must comply with any requirement, notice, order or direction given by any statutory, public or other competent authority affecting the Assets, the Business or the Business Premises with regard to the conduct of the Business which has issued or may issue or of which the Vendors are or becomes aware (although no notice is issued) before the Completion Date.

20.8 The Purchaser must comply with any requirement, notice, order or direction given by any statutory, public or other competent authority affecting the Business or the Business Premises with regard to the conduct of the Business issued or made known after the Completion Date The Purchaser shall indemnify the Vendors against any Liability they may incur arising out of the Purchaser's failure to comply with any such requirements, notices, or direction.


21.  Other Obligations after Completion

21.1 The Purchaser must preserve the Business Records received on Completion for 7 years and the Vendors, at reasonable times, may inspect and, at its expense, obtain copies of those records for taxation purposes or for litigation. The Vendors and their auditors shall have reasonable access at reasonable times, to the Business Records including without limitation use of computer processing facilities for the purposes of closing their books of account up to the Completion Date. The Vendors shall also be supplied with such reasonable assistance as they may require from the Transferred Employees in respect of processing information to close their books of account subsequent to Completion.

21.2 The Purchaser is not liable for accidental loss, destruction or damage to any of the Business Records, provided the Purchaser has taken the same efforts to safeguard the Business Records as it does its own records.

21.3 The Vendors must until 1 year after the Completion Date retain and, upon request, make available to the Purchaser any records, documents, Materials and papers not handed to the Purchaser on Completion which are necessary to enable the Purchaser to verify the Business Records and the Warranties.


22.  Default

22.1     In this clause 22:

          22.1.1    "Defaulting Party" has the meaning given to it in
                     clause 22.2; and

          22.1.2    "Correlative Party" means:

                    .1 where the Purchaser is the Defaulting Party, the Vendors; and

                    .2 where any of the Vendors are the Defaulting Party, the Purchaser.

22.2 Any of the Vendors or the Purchaser is a "Defaulting Party" for the purposes of clause 22 if any of the following apply:

         22.2.1 the Defaulting Party fails to carry out any provision of this Agreement, the failure is capable of remedy and the Defaulting Party does not remedy that failure within 7 days after

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              written notice to the Defaulting Party by a
              Correlative Party requiring it to be remedied;

    22.2.2 the Defaulting Party fails to carry out any material provision of this Agreement and the failure is not capable of remedy;


    22.2.3 execution or other process of a court or authority or distress is levied for an amount exceeding
              $10,000 upon any of the Defaulting Party's property and is not satisfied, set aside or withdrawn within 7 days.

    22.2.4 the Defaulting Party suspends payment of its debts;

    22.2.5 a Warranty given by the Defaulting Party in this Agreement is materially incorrect as of the date given;

    22.2.6 it becomes unlawful for the Defaulting Party to perform its obligations under this Agreement;

    22.2.7    where the Defaulting Party is a body corporate:

              .1 the Defaulting Party becomes an externally-administered body corporate under the
                   Corporations Law;

              .2 steps are taken by any person towards making the Defaulting Party an externally-administered body corporate;

              .3 a controller (as defined in section 9 of the Corporations Law) is appointed of any of the property of the Defaulting Party or any steps are taken for the appointment of such a person;

              .4 the Defaulting Party is taken to have failed to comply with a statutory demand within the meaning of section 459F of the Corporations
                   Law; or

              .5 a resolution is passed for the reduction of capital of the Defaulting Party or notice of intention to propose such a resolution is given, without the prior written consent of the other parties to this Agreement.

22.3 The Purchaser may at any time (without prejudice to its other rights and remedies under this Agreement or at law), if the Vendors are a Defaulting Party within the meaning of clause 22.2, terminate this Agreement by giving notice in writing to the Vendors.

22.4 The Vendors may at any time (without prejudice to its other rights and remedies under this Agreement or at law) if the Purchaser is a Defaulting Party within the meaning of clause 22.2, terminate this Agreement by giving notice in writing to the Purchaser.

22.5 Termination under this clause 22 does not prejudice any claim which a party may have against another at the time of termination.

22.6 If the notice referred to in clause 22.2.1 is given within 7 days prior to the Completion Date, then the Completion
         Date is extended to coincide with the expiry of the notice period.

22.7 Subject to clauses 13.1 and 13.2 a Defaulting Party must on demand pay to the Correlative Parties all of the expenses (including legal costs on a solicitor and client basis) incurred by the Correlative Parties in connection with the breach or default (including the giving of a notice under clause 22.2.1) and otherwise in connection with the
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         termination of this Agreement.  Should notice be served
         on more than one party in connection with the same breach or default those parties are liable under this clause 22.7 jointly and each of them separatetly.

22.8 If the Purchaser terminates this Agreement under either clause 22.3 or its other rights under this Agreement or at law, the Vendors must, without prejudice to any other rights and remedies of the Purchaser, immediately refund to the Purchaser all money paid by the Purchaser to the Vendors under this Agreement.

22.9 If the Vendors terminate this Agreement under either clause 22.4 or its other rights under this Agreement or at law then:

     22.9.1    the Vendors may either:

              .1 retain the Assets and the Business and sue for damages for breach of this Agreement; or

              .2 resell the Assets and the Business in such manner as the Vendors see fit and recover any deficiency in the Purchase Price on the resale and any costs and resulting expenses by way of liquidated damages; and

    22.9.2 the Vendors may, pending determination of damages, retain any other money paid under this Agreement and may apply that money in satisfaction or part satisfaction of those damages.


23.  Restraint on Competition

23.1 The Vendors, jointly and separately agree with the Purchaser that in order to protect the goodwill of the Business none of the Vendors will either directly or indirectly at any time:

    23.1.1    within the area of:

              .1   Australia;

              .2   New Zealand;

              .3   Queensland;

              .4   Western Australia;

              .5   New South Wales;

              .6   South Australia;

              .7   Myanmar; and

              .8   The Solomon Islands;

    23.1.2    for a period up to and including the Completion
              Date ("Pre-completion Period") and a period of:

              .1   3 years after the Completion Date; and

              .2   1 year after the Completion Date; and

              .3   6 months after the Completion Date.

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    either:

    23.1.3    canvass or solicit:

              .1 orders for goods or services supplied by the Business in the 3 months prior to the Completion Date;

              .2   business the same as or similar to the
                   Business in the 3 months prior to the
                   Completion Date;

              from any person who is or has been in the 12 months prior to the Completion Date a client or customer of the Business other than, during the Pre-completion Period, for the Business;

    or:

    23.1.4 engage or be concerned or interested in any business:

              .1 the same as or similar to the Business on the Completion Date;

              .2 the same as or similar to a material part of the Business on the Completion Date;

              other than, during the Pre-completion Period, the Business.

23.2 The agreement by the Vendors in clause 23.1 applies to any of them acting:

    23.2.1 either alone or in partnership or in association with another person;

    23.2.2 as principal, agent, representative, director, officer or employee;

    23.2.3 as member, shareholder, debenture holder, note holder or holder of any other security;

    23.2.4 as trustee of or as a consultant or adviser to any person (other than the Purchaser); or

    23.2.5    in any other capacity.

23.3 Clauses 23.1 and 23.2 have effect as comprising each of the separate provisions which results from each combination of a capacity referred to in clause 23.2, an area referred to in clause 23.1.1, a period referred to in clause 23.1.2 and a category of conduct referred to in clause 23.1.3 or clause 23.1.4. Each of these separate provisions operates concurrently and independently.

23.4 If any separate provision referred to in clause 23.3 is unenforceable, illegal or void, that provision is severed and the other provisions remain in force. Each of the Vendors acknowledges that each of those separate provisions is a fair and reasonable restraint of trade.

23.5 This clause 23 does not preclude the Vendors from owning securities of a corporation or trust which are quoted on a recognised stock exchange in Australia or elsewhere provided that they hold not more than 15% of the total quoted securities.


24.  Expert Determination

24.1 If any dispute arises in relation to any provision of this Agreement, then either party may refer the dispute to the Expert for determination and:

    24.1.1 the Expert acts as an expert and not as an arbitrator;

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    24.1.2    the decision of the Expert is final and binding on
              the parties; and

    24.1.3    the parties must bear the costs of the
              determination in such manner as the Expert directs.


25.  International Sale of Goods - Exclusion of Vienna Convention

25.1     The application of the United Nations Convention on
         Contracts for the International Sale of Goods (known as the Vienna Sales Convention 1980) is excluded.


26.  Interest

26.1 If a party fails to pay an amount on the due date for payment, that party must pay to the other party interest at the Default Rate on that amount, calculated and payable daily, computed from the due date until the amount is paid in full.


27.  Continuing Obligations

27.1 Each obligation and warranty (except an obligation fully performed at Completion) continues in force despite
         Completion.


28.  Reconstruction of Authority

28.1  Where:

       28.1.1 there is a reference to an authority, institution, association or body whether statutory or otherwise ("Authority"); and

       28.1.2 the Authority is reconstituted, reconstructed, privatised, ceases to exist or is replaced or its powers or functions are transferred to another entity;

     the reference must be read as being to the reconstituted, reconstructed or privatised entity or an entity established or constituted in replacement of or which succeeds to the relevant powers and functions of or which serves substantially the same purposes or has substantially the same objects as the Authority.


29.  Further Assurance

29.1  Each party must promptly at its own cost do all things
      (including executing all documents) necessary or desirable to give full effect to this Agreement.


30.   Severability

30.1 If anything in this Agreement is unenforceable, illegal or void then it is severed and the rest of this Agreement remains in force.


31.  Entire Understanding

31.1  This Agreement:

       31.1.1 is the entire agreement and understanding between the parties on everything connected with the subject matter of this Agreement; and

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         31.1.2    supersedes any prior agreement or understanding on
                   anything connected with that subject matter.

31.2 Each party has entered into this Agreement without relying on any representation by any other party or any person purporting to represent that party.


32.  Variation

32.1 An amendment or variation to this Agreement is not effective unless it is in writing and signed by the parties.


33.  Waiver

33.1 A party's failure or delay to exercise a power or right does not operate as a waiver of that power or right.

33.2 The exercise of a power or right does not preclude either its exercise in the future or the exercise of any other power or right.

33.3     A waiver is not effective unless it is in writing.

33.4 Waiver of a power or right is effective only in respect of the specific instance to which it relates and for the specific purpose for which it is given.


34.  Costs and Outlays

34.1 Each party must pay its own costs and outlays connected with the negotiation, preparation and execution of this Agreement.

34.2 The Purchaser must pay all stamp duty and other government imposts payable in connection with this Agreement and all other documents and matters referred to in this Agreement when due or earlier if requested in writing by the Vendors.


35.  Notices

35.1 A notice or other communication connected with this Agreement ("Notice") has no legal effect unless it is in writing.

35.2 In addition to any other method of service provided by law, the Notice may be:

         35.2.1 sent by prepaid registered post to the address for service of the addressee, if the address is in Australia and the Notice is sent from within Australia;

         35.2.2 sent by prepaid airmail or internationally recognised delivery service (eg. DHL or Federal Express) to the address for service of the addressee, if the address is outside Australia or if the Notice is sent from outside Australia;

         35.2.3 sent by facsimile to the facsimile number of the addressee; or

         35.2.4 delivered at the address for service of the addressee.

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35.3     A certificate signed by a party giving a Notice or by an
         officer or employee of that party stating the date on which that Notice was sent or delivered under clause 35.2 is prima facie evidence of the date on which that Notice was sent or delivered.

35.4 If the Notice is sent or delivered in a manner provided by clause 35.2, it must be treated as given to and received by the party to which it is addressed:

         35.4.1 if mailed from within Australia to an address in Australia, on the sooner of actual delivery to that address as evidenced by Australia Post documentation or 3 days after mailing;

         35.4.2 if mailed to an address outside Australia or mailed from outside Australia, on the 5th Business Day (at the address to which it is mailed) after mailing;

         35.4.3 if sent by facsimile and confirmed as transmitted by the sending machine before 5 p.m. on a Business Day at the place of receipt, on the day at the place of receipt it is sent and otherwise at 8.00am on the next Business Day at the place of receipt; or

         35.4.4 if otherwise delivered before 5 p.m. on a Business Day at the place of delivery, upon delivery, and otherwise at 8.00am on the next Business Day at the place of delivery.

35.5 If a Notice is served by a method which is provided by law but is not provided by clause 35.2, and the service takes place after 5 p.m. on a Business Day, or on a day which is not a Business Day, it must be treated as taking place at 8.00am on the next Business Day.

35.6 A Notice sent or delivered in a manner provided by clause 35.2 must be treated as validly given to and received by the party to which it is addressed even if:

         35.6.1 the addressee has been liquidated or deregistered or is absent from the place at which the Notice is delivered or to which it is sent; or

         35.6.2    the Notice is returned unclaimed.

35.7     The Vendors' address for service and facsimile number are:

         Name           :    Total Energy Systems Limited
         Attention      :    Kevin Harman
         Address        :    Level 7, 371 Queen Street, Brisbane
         Facsimile No.  :    (07) 3251 0040
         With copy to   :    Total Energy Systems Limited
                             Attention:  General Counsel
         Address        :    16S.,Pennsylvania Oklahoma City,
                             Oklahoma USA 73107
         Facsimile No.  :    405 236 1209

35.8     The Purchaser's address for service and facsimile number
are:
         Name           :    Quantum Explosives Pty Ltd
         Attention      :    Nick Jukes
         Address        :    146 Kerry Road, Archerfield, Brisbane
         Facsimile No.  :    07 3275 8637

35.9 A party may change its address for service or facsimile number by giving Notice of that change to each other party.

35.10 If the party to which a Notice is intended to be given consists of more than 1 person then the Notice must be treated as given to that party if given to any of those persons.

________________________________________________________________
ASSET PURCHASE AGREEMENT        26              C COPYRIGHT 1999
B/222128

35.11 Any Notice by a party may be given and may be signed by its solicitor.


36. Governing Law and Jurisdiction

36.1     The law of Queensland governs this Agreement.

36.2 The parties submit to the non-exclusive jurisdiction of the courts of Queensland and the Federal Court of Australia.


37. Contaminated Land

37.1 The Purchaser and the Vendors shall at the Purchaser's cost, commission an investigation to be carried out ("site investigation") and a report to be prepared ("site investigation report") in respect of Contamination ***. The terms of this commission including the extent and nature of the investigation and report shall be settled by the Purchaser and the Vendors.

37.2 Any site investigation and site investigation report must be carried out and prepared by or at the direction of Dames & Moore Consulting Engineers of 127 Creek Street, Brisbane, Queensland.

37.3 The site investigation report must clearly state a reasonable estimate of the costs of doing all things necessary to avoid any Environmental Liability existing as at the Completion Date arising directly or indirectly as a result of or in connection with any Contamination identified at *** ("Existing Environmental Cost").

37.4 The Purchaser shall, subject to the terms of this Agreement, indemnify and keep indemnified the Vendors against all Liability, claims or demands of whatsoever nature which they may incur, arising in respect of Contamination the subject of a site investigation and site investigation report, ***.


38. Licence from SEC

38.1 The Purchaser acknowledges and agrees that it will take any assignment or novation of the licence agreement with SEC as referred to in clause 2.1.9 subject to and conditional upon the Purchaser assuming the rights and obligations of TES under a sublicence to *** ("the *** Sublicence"). The Purchaser shall pay to SEC that proportion of the monies paid to the Purchaser by *** under the *** Sublicence equal to the amount TES would have been required to pay to SEC if TES was still a party to the Licence agreement with SEC in respect of the use of the technology by *** under the *** Sublicence.


39. *** Assets

39.1 The Purchaser acknowledges and agrees that the Vendors may on or before the Completion Date sell to another party the *** Assets at a price equal to or higher than the *** and the Vendors may assign the benefit and obligations of the *** contract to such party.

***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
________________________________________________________________
ASSET PURCHASE AGREEMENT        27              C COPYRIGHT 1999
B/222128

39.2 If the Vendors effect the sale referred to in clause 39.1, then the *** Assets shall be excluded from this Agreement and shall be deemed not to form part of the Assets for the purpose of this Agreement and the Purchase Price shall be calculated (in accordance with clause 6.1.1) without reference to the depreciated value of the *** Assets and the *** contract will not be assigned or novated to or otherwise benefit the Purchaser and it shall not be a Material Contract. If the Vendors do not effect a sale of the *** Assets in accordance with clause 39.1, then the *** Assets shall form part of the Assets under this Agreement and the depreciated value of those assets as shown in the books of account of the Vendors shall be taken into account in calculating the Purchase Price under clause 6.1.1. The *** contract shall in that case remain a Material Contract.


40. Confidentiality

40.1 Subject to Completion all information concerning the Business and the Assets shall remain the confidential information of the Vendors and shall not be disclosed by the Purchaser to any person (except with the prior written consent of the Vendors) except to those of the Purchaser's employees requiring to know that information to discharge the Purchaser's obligations under this Agreement, its legal and financial advisers and bankers and then only if the recipient agrees prior to receipt to keep the information disclosed confidential.

40.2 This Agreement and its terms shall be kept confidential by the parties and shall not be disclosed to any other person except that party's legal and financial advisers and bankers and then only if the recipient agrees prior to receipt to keep the information disclosed confidential. This restriction does not apply to any disclosure of information:

         40.2.1 made by the Vendors or the Purchaser in order to permit them to comply with their obligations under this Agreement; or

         40.2.2 which is required by law or the rules of a relevant stock exchange to be communicated to a person who is authorised by law or by those rules to receive that information.






***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
________________________________________________________________
ASSET PURCHASE AGREEMENT        28              C COPYRIGHT 1999
B/222128

                           SCHEDULE 1A
                     (Clauses 1.1.50 and 12)
                       Vendors' Warranties

1.  Introduction and Information

The statements made in the Introduction are true and correct in every particular.

2.  Names

The Vendors have not allowed or consented to or to the Vendors' knowledge suffered:

2.1 the use by any other person; or

2.2 the registration as a business name;

of a name similar to the any of the Vendors' names or the Business Names but the Purchasers acknowledge the existence of a company unrelated to the Vendors called "Total Mining Systems Pty
Ltd".

3.  Litigation and Outstanding Undertakings, Preservation of
Rights


3.1 They are not aware of any facts or circumstances which are likely to lead to prosecution, litigation or arbitration involving the Assets or the Business except for the claim made against TES due to ***.

3.2 The Vendors have full power and has obtained all necessary consents of all persons and authorities to own, operate and lease the Assets and to conduct the Business.

3.3 Other than the lessors under the Property Leases and Operating Leases, the other contracting parties under the Material Contracts, the mortgagees of any of the Assets and the Lessors of the Leased Plant and Equipment, the Vendors have the legal right and power without obtaining the consent of any person or authority to enter into this Agreement and to sell the Assets and there is no Encumbrance over them which will not be discharged on or prior to Completion. The Parties acknowledge and agree that the Leased Plant and Equipment subject to leases which are assigned to the Purchaser shall remain the property of the lessor and may be subject to encumbrances which do no more than confirm that ownership. The Purchaser will obtain beneficial ownership of any Leased Plant and Equipment subject to leases which are assigned to the Purchaser only in accordance with the terms of the relevant Financing Leases.

3.4 Subject to Warranty 3.3, the beneficial ownership of the Assets will, on Completion, vest in the Purchaser free from all Encumbrances (whether arising by way of statute or otherwise).

3.5 No statutory or contractual notices have been or will, prior to the Completion Date, be served in respect of any of the Assets or the Business which in any material respect impair, prevent or otherwise interfere with the use of or proprietary rights in the Assets or the Business.

3.6 The Vendors are not an externally-administered body corporate under the Corporations Law and steps have not been taken by any person towards making the Vendors an externally-administered body corporate;

3.7 A controller (as defined in section 9 of the Corporations
    Law) has not been appointed of any of the property of the Vendors or any steps taken for the appointment of such a person.

3.8 The Vendors have not been served with a demand under
    section 459E of the Corporations Law which it is taken, under section 459F of the Corporations Law, to have failed to comply with.

***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
________________________________________________________________
ASSET PURCHASE AGREEMENT        29              C COPYRIGHT 1999
B/222128

3.9 There are not and will not on the Completion Date, be any contracts binding upon the Vendors relating to the Business entered into outside the ordinary course of business.

3.10 The Vendors have produced or made available to the Purchaser, all Material Contracts, Property Leases and Plant Leases and, to the best of its knowledge, information and belief, all employee records (including details of annual compensation and accrued entitlements), superannuation plans, labour and employee service contracts, Intellectual Property rights, licences (including permits, consents, approvals, authorisations, qualifications and orders) and documentation relating to threatened or pending litigation, arbitration or governmental investigations concerning the Assets or the Business in its possession.

3.11 The Vendors are not aware of any proposals of any government, governmental body or authority or any organisation representing the Employees, the implementation of which (whether by force of law or voluntarily) might adversely affect the profitability of the Business or require any substantial capital expenditure by the Purchaser.

3.12 At the date of this Agreement and at the Completion Date, there are no claims made, proceedings issued or disputes in existence involving the Vendors or any other person under which a party is claiming that an Asset is defective and that loss or damage has been suffered as a result of the defect.

4.  Financial Matters

4.1 The Business Records have been fully, properly and accurately prepared, kept and completed in accordance with usual accounting concepts and practices and in accordance with the accounting concepts and practices adopted by the Vendors in the previous 3 financial years.

4.2 The most recent balance sheet and profit and loss account of the Business:

         4.2.1 present a true and fair view of the profit or loss of the Business for the accounting period expiring on the Balance Date and the state of affairs of the Business at the Balance Date;

         4.2.2 accurately disclose the assets and liabilities of the Vendors in respect of the Business at the Balance Date;

         4.2.3 are not affected by any unusual or non-recurring item; and

         4.2.4 take account of all gains and losses, whether realised or unrealised, arising from foreign currency transactions.

4.3 Since the Date of this Agreement, no material change detrimental to the interests of the Purchaser has taken place in the financial position or business affairs of the Vendors or the Business.

4.4 The Vendors have not, since the Date of this Agreement, acquired any assets in respect of the Business other than in the ordinary course of the Business.

4.5 The Vendors do not in respect of the Business have any debts or liabilities other than those debts and Liabilities disclosed in the most recent balance sheet and debts and Liabilities which:

         4.5.1 have been incurred in the ordinary course of the Business up to the Completion Date; and

         4.5.2     are neither:

                   .1   of an unusual nature; nor

                   .2   of an unusually large amount.

________________________________________________________________
ASSET PURCHASE AGREEMENT        30              C COPYRIGHT 1999
B/222128

5.  Statutory Returns

5.1 The Vendors have completed and lodged all returns and statements required to be lodged by law with any agency, department, authority or commission and the returns and statements so lodged were true and correct in every respect.

5.2 The books, records and registers of the Vendors in respect of the Business have been kept in accordance with all statutory requirements.

6.  Disclosures

6.1 To the best of the knowledge and belief of the Vendors, all details relating to the Assets and the Business which would be material for disclosure to a prudent intending purchaser of the Assets and the Business have been disclosed to the Purchaser.

7.  Conduct of the Business

7.1 The Business has been conducted in a normal and proper manner and there has not been any capital expenditure or agreement to incur capital expenditure since the Balance Date other than as notified to and approved of by the Purchasers except for the upgrade of TES 13 and the conversion to emulsion pumping of the two pump trucks as part of the *** Operations.

7.2 No schemes or arrangements operated by or relating to the Vendors in respect of the Business exist, which provide to any officer, Employee, independent contractor or agent of the Vendors a commission, remuneration or other payment calculated by reference to the whole or part of the turnover, profits or sales of the Vendors or the Business.

8.  Employment

8.1 Full disclosure of all remuneration payable to each Employee has been made to the Purchaser and the Vendors are under no Liability to pay wages, superannuation payments or provide any other benefits to any Employee upon retirement, death, disability, attainment of a specified age or completion of a specified number of years of service at a rate or in a manner exceeding that Employee's entitlement under the legislation, industrial awards and registered industrial agreements applicable to that Employee other than as disclosed..

8.2 Full disclosure of all Liabilities for any long service leave, superannuation payments or any other payments or liabilities to any Employees due under any industrial award or state or federal legislation or any contract, agreement or arrangement has been made and there are no retirement benefit schemes, pension schemes or other superannuation or pension arrangements, whether legally enforceable or not, relating to the Business other than those disclosed in
    Schedule 8.

8.3 There are no existing, pending or threatened industrial disputes, whether between any trade union and the Vendors or not, relevant to the conduct of the Business and they are not aware of any claims or other facts or circumstances which may result in an industrial dispute and the Vendors have no undisclosed agreements with any trade union.

8.4 After the date of this Agreement and prior to the Completion
    Date, there will not be any change to the terms of employment (including remuneration) of the persons employed in the Business except pursuant to any award, determination or legislation.

9.  Vehicles, Plant and Equipment

Each item of Plant and Equipment and each item leased by the Vendors under the Plant Leases:

9.1 is in good repair and condition taking into account normal wear and tear;

***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
________________________________________________________________
ASSET PURCHASE AGREEMENT        31              C COPYRIGHT 1999
B/222128

9.2 has been fully and properly cared for, repaired, maintained and serviced;

9.3 is of a specification and quality and in a condition to do satisfactorily the work for which it was designed;

9.4 is within the physical possession of the Vendors; and

9.5 is not a fixture to any real property other than a fixture which the Vendors have the right to remove.

10.  No Contravention of Any Law

10.1 To the best of their knowledge, information and belief, the Vendors, its officers, agents and Employees have not, within the 5 years preceding the Completion Date, permitted or omitted to do any act or thing the commission or omission of which is, or could be, in contravention of any law and which could have a material effect on the Assets or the Business.

10.2 The Vendors are not a party to any contract, arrangement or understanding which is in breach of the Trade Practices Act 1974 or any other law.

11.  Contracts

11.1 The Vendors have disclosed all material agreements or arrangements made in relation to the Business and all of the contractual documentation relating to any Material
         Contracts, the Property Leases, the Financing Leases and the Operating Leases.

11.2 The Vendors will not, on the Completion Date, be in default in any material respect, under any Material Contract or have committed any breach which would entitle the other contracting party to terminate the Material Contract or be in default in any material respect under any other contract entered into by it which is relevant to the Business or be in default in respect of any other obligations of the Vendors in respect of the Business.

11.3 The Vendors have not received notice of termination, rescission, avoidance or repudiation of any Material
         Contract.

11.4 At the date of this Agreement, the Vendors have and at the Completion Date will have, complied with all material terms and conditions of the Financing Leases and the Operating Leases, the Property Leases and in particular, terms and conditions relating to the payment of rent, repair and reinstatement of the leased Business Premises and the assets the subject of the Operating Leases or the Financing Leases and is not, at the date of this Agreement, and will not at the Completion Date be, in breach, in any material respect, or have committed any breach which would entitle the lessor to terminate the lease.

11.5 There is no agreement or arrangement with the Vendors in respect of the Business in respect of which any person is in default (without regard to any requirement of notice or period of grace or both).

11.6 No substantial customer or supplier of the Business has ceased trading with or supplying to the Business in the 6 months prior to the date of this Agreement or indicated an intention to cease or substantially reduce trading with or supply to the Business after the date of this Agreement.

11.7 With the consent of the other contracting party, the Vendors have the power and is entitled to assign the Material
         Contracts to the Purchaser.

11.8 There is no offer, tender or quotation given or made by the Vendors in respect of the Business, other than in the ordinary course of the Business, and still outstanding capable of giving rise to a contract by unilateral act of a third party.
________________________________________________________________
ASSET PURCHASE AGREEMENT        32              C COPYRIGHT 1999
B/222128

12.  Intellectual Property

12.1 The Vendors are not aware of any product or publication of the Business or any process, drawing or machine carried out or used in the ordinary course of the Business, constitutes or may constitute an infringement of a patent, design, trade mark or copyright of any other person.

12.2 No proceedings have been instituted or are pending or are, to their knowledge, threatened, which challenge the validity of the ownership by the Vendors of the Intellectual Property used in the Business.

12.3 The Vendors have not licensed and are not obliged to licence anyone to use any of the Intellectual Property used in the Business other than sublicence for the use of the technology licence to TES by Slurry Explosives Corporation granted by TES to *** under the terms of the processing contract between the parties.

12.4 The Vendors are not aware of any infringing use or infringement by any other person of the Intellectual
         Property used in the Business.

12.5 The Vendors have and will at Completion have, the right to use all of the software used in the Business at the date of this Agreement and will provide to the Purchaser at Completion, licences to use all of the software currently used in the Business at the date of this Agreement.

12.6 The Vendors own or possess adequate and enforceable licences or other rights to use all Intellectual Property used in the Business at the date of this Agreement and has not received any notice of conflict with the rights of any other person.

12.7 The Vendors have not passed off any of its goods or services as those of any other person and its own use of Intellectual Property in respect of the Business does not infringe the rights of any other person.

13.  Licences, Permits Etc.

13.1 The Vendors hold all permits, licences, authorities, rights to use, approvals, registrations, qualifications, orders and consents necessary for carrying on the Business (collectively "Permits") and the Permits are valid and in good standing and the Vendors are not in breach of any of them and has not failed to comply with any requirements of any of them and all material reports, returns and other information required to be made or given have been duly made or given.

13.2 There is no circumstance or fact involving the Vendors or its affairs which may result in the variation in any material respect, or revocation, of any permit, licence, authority or consent which it holds in respect of the Business.

14.  Powers of Attorney Etc.

There is no subsisting power of attorney, appointment of agent or other authority to act on behalf of the Vendors in respect of the Business given by the Vendors to any person.

15.  Land

15.1 All land and interests in land owned, leased, occupied or used by the Vendors in respect of the Business (other than in New Zealand and the *** Explosives Reserve) are set out in Schedule 5.

15.2 The buildings and other improvements constructed on or in the land owned, leased, occupied or used by the Vendors in respect of the Business, are in good condition and repair and fit for the purpose of carrying on the Business and the land, buildings and other improvements are not subject to any defect or other matter or circumstance (other than

***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
________________________________________________________________
ASSET PURCHASE AGREEMENT        33              C COPYRIGHT 1999
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

         Contamination or Environmental Liability) which will, or may with the lapse of time, materially decrease the value of the land, buildings or improvements.

16.  Inventory

16.1 On Completion the Vendors' Inventory position including Inventory on order and Inventory in transit or in bond or held on a consignment basis by customers of the Vendors, will be fully and accurately reflected in the Business Records with Inventory being valued on the same basis as for the most recent balance sheet of the Business.

17.  No Unauthorised Disclosures

They have no knowledge of any unauthorised disclosure of any of the financial or trade secrets or other confidential information of the Vendors in respect of the Business.










































________________________________________________________________
ASSET PURCHASE AGREEMENT        34              C COPYRIGHT 1999
B/222128

                         SCHEDULE 1B
                        (Clause 1.1.50)

                      Purchaser's Warranties


1.  The Purchaser represents and warrants to the Vendors that:-

1.1 It has the power to execute and deliver this Agreement and perform its obligations under or as contemplated by this Agreement. All necessary corporate and other action has been taken to authorise such execution, delivery and performance.

1.2 This Agreement constitutes valid and legally binding obligations enforceable against the Purchaser in accordance with the terms of this Agreement.

1.3 The execution and delivery by the Purchaser of, the performance by the Purchaser of its obligations under and the compliance by the Purchaser with the provisions of this Agreement shall not contravene any existing applicable law to which the Purchaser is subject or any deed or arrangement binding the Purchaser.

1.4 The Purchaser has or will procure the skill, competence, resources, commitment of experienced personnel available to perform its obligations under this Agreement.

1.5 No litigation, arbitration, tax claim, dispute or administrative proceeding is presently current or pending or, to the Purchaser's knowledge, threatened, which is likely to have a material adverse effect upon the Purchaser's ability to perform its financial and other obligations under this Agreement.


















________________________________________________________________
ASSET PURCHASE AGREEMENT        35              C COPYRIGHT 1999
B/222128

                            SCHEDULE 2
                         (Clause 1.1.37)

             Plant, Equipment, Fixtures and Fittings


                  Refer to separate bound document.













































________________________________________________________________
ASSET PURCHASE AGREEMENT        36              C COPYRIGHT 1999
B/222128

                            SCHEDULE 3
                         (Clause 1.1.3.3)

                      Intellectual Property

Trademark          Owner          Class                     Registration
                                                            Application No.
_____________________________________________________________________________
TOTALPRILL         TES       13 - explosives in the form of     732097
                             prills or pellets made by
                             prilling
_____________________________________________________________________________
SX WATERGEL        TES       13 - explosives                   732100
_____________________________________________________________________________
TOTALGEL           TES       13 - explosives                   732102
_____________________________________________________________________________
BLACK THUNDER      TES       13 - explosives and explosive     764108
                             compositions including emul-
                             sion explosives
_____________________________________________________________________________
HI-DRIVE           TES       13 - explosives including         774736
                             packaged explosives and
                             emulsion explosives
_____________________________________________________________________________
TOTAL              TES       13 - explosives, explosive         779004
                             powders, explosive cart-
                             ridges, detonating fuses
                             for explosives, detonating
                             caps (other than toys),
                             Detonators, fuses for
                             explosives and all other
                             explosive compounds or com-
                             positions in this class
_____________________________________________________________________________
SCALERITE          TES       13 - explosives                    722663
_____________________________________________________________________________
TES TOTAL ENERGY   TES       13 - explosives                    732089
SYSTEMS QUALITY
EXPLOSIVES
_____________________________________________________________________________
SLX600             TES       13 - explosives                    732091
_____________________________________________________________________________
TOTALPRIME         TES       13 - explosives                    732092
_____________________________________________________________________________
TOTALCORD          TES       13 - explosives                    732093
_____________________________________________________________________________
BREAKRITE          TES       13 - explosives                    732095
_____________________________________________________________________________
NITREX             TES       13 - explosives                    732096
_____________________________________________________________________________
BLASTMAX           TES       13 - explosives                    732098
_____________________________________________________________________________

_____________________________________________________________________________
ASSET PURCHASE AGREEMENT                 37                 C COPYRIGHT 1999
B/222128

                            SCHEDULE 4
                          (Clause 1.1.8)

                          Business Names

                            State of           Registration
         Name             Registration               No.
________________________________________________________________
Total Mining Chemicals     Queensland            BN6827251
________________________________________________________________
Total Mining Chemicals     Western Australia     0230737C
________________________________________________________________
Total Mining Chemicals     Tasmania              114386B
________________________________________________________________
Total Mining Chemicals     New South Wales       U6377808
________________________________________________________________
Total Mining Chemicals     Northern Territory    69186B
________________________________________________________________
Total Mining Chemicals     South Australia       O427835X
________________________________________________________________
Total Mining Chemicals     Victoria              1374989X
________________________________________________________________


























________________________________________________________________
ASSET PURCHASE AGREEMENT        38              C COPYRIGHT 1999
B/222128

                            SCHEDULE 5
                   (Schedule 1A Warranty 15.1)

                         Property Leases


Part A - Business Leases

     Location                 Lessor                     Start Date
____________________________________________________________________________
       ***        Queensland Investment Corporation       14/04/97

       ***        Queensland Investment Corporation       22/04/96

       ***        BHP -Utah Coal Limited and others       30/03/89
                  (sublessors from the crown of
                  special lease no. 12/42239)

       ***        Robert Hector McKenna                   08/12/96

       ***        Sabemo (WA) Pty Ltd                     15/09/98

       ***        The Minister for Mining (WA)            1996 (undated
                                                          and unsigned)



Part B - Residential Leases

 Lease                             Location            Start Date
_____________________________________________________________________________

Queensland Property Management         ***              17/06/97
(Queensland Housing Commission)

Queensland Property Management         ***              17/06/97

Queensland Property Management         ***              17/06/97

Queensland Property Management         ***              13/02/98

Queensland Property Management         ***              17/06/97

Clermont Agencies                      ***              10/98

Ray Hooper Real Estate                 ***              11/96

North West Realty                      ***              12/06/98

D & C Bourke                           ***              20/03/95

Professionals Robe                     ***              20/03/96

***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
________________________________________________________________
ASSET PURCHASE AGREEMENT        39              C COPYRIGHT 1999
B/222128

                            SCHEDULE 6
                         (Clause 1.1.31)

                        Material Contracts



  Contract         Parties          Location         Start Date
________________________________________________________________

     ***              ***              ***            08/97
     ***              ***              ***            03/98
     ***              ***              ***            01/10/98
     ***              ***              ***            09/98
     ***              ***              ***            00/11/98
     ***              ***              ***            01/12/98
     ***              ***              ***            01/09/98
     ***              ***              ***            01/08/98



Supply Contract between TES and ***.

Supply Contract between TES and ***.

Processing Agreement between TES and *** dated 22 November 1996.

Ammonium Nitrate Supply Agreement between TES and *** as set out in a letter dated 19 June 1998.














***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
________________________________________________________________
ASSET PURCHASE AGREEMENT        40              C COPYRIGHT 1999
B/222128

                            SCHEDULE 7
                         (Clause 1.1.16)

                            Employees

Management                   Position            Category
________________________________________________________________
***                             ***              Perm
***                             ***              Perm
***                             ***              Perm
***                             ***              Perm
***                             ***              Perm
***                             ***              Perm
***                             ***              Perm
***                             ***              Perm
***                             ***              Perm
***                             ***              Perm
***                             ***              Perm
***                             ***              Perm
***                             ***              Perm
***                             ***              SIT
Administrative
***                             ***              Contract
***                             ***              Part Time
***                             ***              Perm
***                             ***              Perm
***                             ***              Perm
***                             ***              Perm
***                             ***              Perm
***                             ***              Perm
***                             ***              Perm
Operators
BW Govaars                                       Casual
CC O'Niell                                       Perm
D G Medlin                                       Casual
G X Carige                                       Casual
J B Barnicoat                                    Casual
J I Medlin                                       Perm
J J Mallett                                      Casual
JN Hudson                                        Casual
K J Backo                                        Casual
M E Clarke                                       Casual
N E Eaton                                        Casual
P J Platzke                                      Casual
S J M Medlin                                     Casual
V J Lee                                          Casual
W J Eaton                                        Casual
W G Offord                                       Casual
D E Roberts                                      Perm
D P Gallagher                                    Perm
M T Petrovic                                     Perm
C B Wickett                                      Perm
D P Kelly                                        Casual
G H Brown                                        Perm
R L Bingham                                      Casual


***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
________________________________________________________________
ASSET PURCHASE AGREEMENT        41              C COPYRIGHT 1999
B/222128

Management                   Position            Category
________________________________________________________________
S C Ruyter                                       Perm
A T McHardy                                      Perm
B V Fisher                                       Perm
D P Hilder                                       Perm
L T Sibeko                                       Casual
P A Miller                                       Casual
P A Morrison                                     Casual
S W Walker                                       Casual
T Park                                           Casual
W B Gardener                                     Perm
D I P Sargeant                                   Casual
P A Galanty                                      Casual
D L White                                        Casual
D K P Stewart                                    Casual
D P Kelly                                        Casual
C B Wickett                                      Perm
Z J Martin                                       Casual
P Wowinski                                       Perm
S R Staunton                                     Perm
T G Hicks                                        Perm
J S Tisdall                                      Casual
M J Page                                         Casual
P Rangi                                          Casual
R Bentley                                        Casual
A G Hundloe                                      Perm
A Parsons                                        Casual
D A Parish                                       Casual
J M Malone                                       Casual
L R Malone                                       Casual
L R Gurr                                         Perm
M J Polsen                                       Casual
P J White                                        Casual
P D Watts                                        Casual
S J Eustace                                      Operators
I R Press                                        Casual
P Huttel                                         Casual
R B Johnson                                      Casual
W J Sutherland                                   Perm
A S Brown                                        Perm

***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
________________________________________________________________
ASSET PURCHASE AGREEMENT        42              C COPYRIGHT 1999
B/222128

                            SCHEDULE 8
                    (Schedule 1 Warranty 8.2)

           Retirement Benefit Schemes, Pension Schemes and Other Superannuation or Pension Arrangements

The following public offer accumulation fund:

Colonial Master Fund Superannuation Fund (SFN 2975/329/46)







































________________________________________________________________
ASSET PURCHASE AGREEMENT        43              C COPYRIGHT 1999
B/222128

                            SCHEDULE 9
                         (Clause 1.1.33)

                       Necessary Approvals


EXPLOSIVE AND ENVIRONMENTAL LICENCES

  Location   License to     License to      Environmental     Others
             Manufacture    Store           License
             Explosives     Explosives
  _________________________________________________________________________

  Queensland-                                                Licence to
  General                                                    Import Explo-
                                                             sives in
                                                             Queensland
                                                             Date Granted:
                                                             27-08-98
                                                             Expiry Date:
                                                             30-06-99

                                                             Licence to Sell
                                                             Explosives in
                                                             Queensland
                                                             Date Granted:
                                                             27-08-98
                                                             Expiry Date:
                                                             30-06-99
                                                             Licence No.:
                                                             1236
                                                             Licensee: TES
___________________________________________________________________________
 ***   General Licence   General Licence   Licence appears
       to Manufacture    Store More than   to be required
       Explosives        250KG             for the activ-
       Dated Granted:    Date Granted:     ities at this
       27-08-98          27-08-98          site
       Expiry Date:      Expiry Date:
       30-06-99          30-06-99
       Licence No.:      License No.
       0040              1236
       Licensee: TES     Licensee: TES
___________________________________________________________________________
***    Licences are      Licences are
       required for      required for
       this site         this site


____________________________________________________________________________
***    Licence required  Licence to Store
       if TES is         Explosives/
       currently manu-   Magazine License
       facturing on      - Magazine T3
       site              50,000Kg
                         Dated Granted:
                         04-12-98
____________________________________________________________________________
***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED
FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR
CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.
THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH
REQUEST.
________________________________________________________________
ASSET PURCHASE AGREEMENT        44              C COPYRIGHT 1999
B/222128

Location   License to   License to        Environmental       Others
           Manufacture  Store                 License
           Explosives   Explosives
___________________________________________________________________________
                        Expiry Date:
                        01-12-99
                        Licensee: TES

                        License to Store
                        Explosives -
                        Magazine DET
                        Capacity 2,000
                        Date Granted:
                        17-01-99
                        Expiry Date:
                        16-01-2000
                        Licensee: TES
____________________________________________________________________________
 ***   Licences have    Licenses have
       expired          expired
____________________________________________________________________________

AUTHORISATIONS FOR EXPLOSIVES
___________________________________________________________________________
Description                     UN No & Class        Date of Gazettal
                                                     (where available)
_____________________________________________________________________________
New South Wales
_____________________________________________________________________________
PRILL BLENDED ANFO                0082/1.1D            26-4-94
BESTON (BST) BOOSTERS             0042/1.1D            21-8-96
DETAGEL CONTINUOUS PRESPLIT       0241/1.1D            30-10-96
______________________________________________________________________________
New Zealand
_____________________________________________________________________________
FRAGMAX 60-100                    0332/1.5D            13-3-97
ERT ROGEL F PRESPLIT/RIOSPLIT     0241/1.1D            13-3-97
DENASA PREMADETS                  0360/1.1B            13-3-97
TROJAN BOOSTER                    0042/1.1D            13-3-97
TOTAL CORD 3                      0065/1.1D            13-3-97
______________________________________________________________________________
Northern Territory
______________________________________________________________________________
SX-WATERGELS                      0332/1.5D            7-2-94
ORANGE CAP BOOSTER                23-3-94
GREEN CAP BOOSTER                 23-3-94
PRILL BLENDED ANFO                0222/1.1D            20-4-94
TOTAL PRIME                                            23-1-97
TOTALCORD                                              23-9-94
_____________________________________________________________________________
Queensland
_____________________________________________________________________________
ANFO ISL, L, TOE PACK             0082/1.1D            31-5-90
_____________________________________________________________________________

***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM
THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED
INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
_____________________________________________________________________________
ASSET PURCHASE AGREEMENT             45                   C COPYRIGHT 1999
B/222128

_____________________________________________________________________________
Description                       UN No & Class      Date of Gazettal
                                                     (where available)
_____________________________________________________________________________

AU 1000                           0082/1.1D           15-3-90
AU 220                            0082/1.1D           7-12-90
BESTON (BST) BOOSTERS / AND/OR    0042/1.1D           18-10-96
TOTALPRIME
BLASTRITE                         0241/1.1D           15-3-90
BREAKRITE                         0241/1.1D           15-3-90
DETAGEL HS DETAGEL PRE-SPLIT      0241/1.1D           1-8-85

1.25 X 8 (32X)
DETAGEL HS DETAGEL PRE-SPLIT      0241/1.1D           1-8-85
EMULEX 500 SERIES                 0241/1.1D           13-3-92
EMULEX 700 SERIES                 0241/1.1D           13-3-92
EMULINE - CONTINUOUS PRE-SPLIT    0241/1.1D           15-3-90
FANEL DETS MS, LP TRUNK           0030/1.1B           15-9-90
FRAG & FRAGMAX                    0030/1.1B           15-9-90
HEF EMULSION FOR HANFO                                24-8-89
HEXAPOUR AND HEXAPOUR SD          0082/1.1D           6-7-89
HX SERIES 110, 120, 130, 135-     0082/1.1D           17-8-89
HX HEAVY ANFO HX
HXSERIES 110, 120, 130, 135-      0082/1.1D           17-8-89
HX 130 and 301
HYDROMITE 600 SERIES              0241/1.1D           13-3-92
MINERITE                          0241/1.1D           15-3-90
MS CONNECTORS-(EB) PRIMADET MS C                      15-3-90
MS CONNECTORS(EB) PRIMADET MS C                       15-3-90
MS CONNECTORS-(EB) PRIMADET MS C                      15-3-90
MS CONNECTORS-(EB) PRIMADET MS C                      15-3-90
MS CONNECTORS-(EB) PRIMADET MS50                      15-3-90
MS CONNECTORS-(ETI) DETINEL MS CO                     15-3-90
MS CONNECTORS-MS230 CONNECTORS                        15-3-90
MS CONNECTORS-P/DET MSC CONN MS                       15-3-90
MS CONNECTORS-P/DET MSC CONN MS                       15-3-90
PENTACORD 3PE, 5PE, 10PE-         0065/1.1D           15-3-90
10PE CORD
________________________________________________________________
ASSET PURCHASE AGREEMENT        46              C COPYRIGHT 1999
B/222128

____________________________________________________________________________
Description                    UN No & Class         Date of Gazettal
                                                     (where available)
____________________________________________________________________________

PENTACORD 3PE, 5PE, 10PE - 5PE    0065/1.1D            15-3-90
CORD NEW
PRILL BELNDED ANFO-               0082/1.1D            24-8-94
ROCK CRUSHER BOOSTER              0042/1.1D            27-8-92
ROCK STAR ELECTRIC DETONATORS     0030/1.1B            15-1-90
SX-WATERGEL-SX550 COAL DUST SL    0241/1.1D            25-5-89
SX 20                             0241/1.1D            7-12-90

                                                       14-10-97
SX 500, 550, 600                  0241/1.1D            14-10-97
TOTALCORD (3, 5, 10 GM)           0065/1.1D            24-8-94
TOTALGEL 60-100                   332/1.5D             19-3-97
SX WATERGEL TRIMRITE - TRIMRITE   0241/1.1D            14-10-97
25MM X 40
TRIMRITE - TRIMRITE 25MM X 44     0241/1.1D            5-10-90
RIOGEL 2F-25 AND RIOGEL G                              31-5-90
RIOGEL TTX                                             31-5-90
DETAGEL PRE SPLIT                                      18-10-96
TOTAL GEL                                              15-12-94
______________________________________________________________________________
South Australia
______________________________________________________________________________
DETAGEL PRESPLIT                  0241/1.1D            16-4-93
DETAGEL                           0241/1.1D            16-4-93
ORANGE CAP CAST BOOSTER (454G)    0042/1.1D            16-4-93
GREEN CAP CAST BOOSTER (151G)     0042/1.1D            19-4-93
SCOTCH CORD                       0065/1.1D            19-4-93
SCALERITE                         0241/1.1D            16-6-97
BREAKRITE                         0241/1.1D            16-6-97
TOTALPRIME                        0241/1.1D            5-11-96
TOTALCORD-3                       0065/1.1D            15-8-94
TOTALCORD-5                       0065/1.1D            15-8-94
TOTALCORD-10                      0065/1.1D            15-8-94
A"CORD                            0065/1.1D            28-1-93
______________________________________________________________________________


Western Australia - Explosives
& Dangerous Goods Act 1961 and
Explosive Regulations 1963
_____________________________________________________________________________
_____________________________________________________________________________
ASSET PURCHASE AGREEMENT             47                   C COPYRIGHT 1999
B/222128

____________________________________________________________________________
  Description                  UN No & Class       Date of Gazettal
                                                   (where available)
____________________________________________________________________________

ANFO-BLASTING AGENT               0222/1.1D             28-4-94
AU100 WATERGEL                    0332/1.5D
AU200 WATERGEL                    0332/1.5D
AU600 WATERGEL                    0332/1.5D
BLACK CAP CAST BOOSTER (340G)     0042/1.1D             31-3-94
BLASTRITE                         0241/1.1D
CBS A-CORD DETONATING CORD        0065/1.1D
CXA MS CONNECTORS                 0360/1.1B
DETAGEL-1.25X8                    0241/1.1D
DETAGEL 1X8                       0241/1.1D
DETAGEL PRE-SPLIT                 0241/1.1D
DETONATORS-DET.NITRONOBELDY       0029/1.1B
EMULEX 500 SERIES-EMULEX 510      0241/1.1D            7-10-92
1.25X12
EMULEX 500 SERIES-EMULEX 520      0241/1.1D            7-10-92
1.5X12
EMULEX 700 SERIES-EMULEX 720      0241/1.1D            7-10-92
2.5X16
EMULEX 700 SERIES-EMULINE         0241/1.1D            7-10-92
1.25 INCH
ENSIGN BICKFORD H.D. PRIMACORD    0065/1.1D
ETINEL NON-ELECTRIC DETONATORS    0360/1.1B
ETINEL NON-ELECTRIC DETONATORS    0360/1.1B
FANEL NON-ELECTRIC DELAY          0360/1.1B
DETONATORS
FRAGMAX SERIES                    0332/1.5D
HEF90FRAGMAX
GREEN CAP CAST BOOSTER (151G)     0042/1.1D            31-3-94
HEXAPOUR                          0332/1.5D
MINERITE 2                        0241/1.1D
NITREX -***                       0082/1.1D
NONEL PRIMADETS (EB) PRIMADET     0360/1.1B
SL P1
NONEL PRIMADETS 12M PRIMADET      0360/1.1B
P15 M
NONEL PRIMADETS 3.6M P/DET        0360/1.1B
P1 MS 25 1
NONEL PRIMADETS 3.6M PRIMADET
P8 M                              0360/1.1B
NONEL PRIMADETS 6M PRIMADET P1 MS 0360/1.1B
NONEL PRIMADETS 6M PRIMADET P13 M 0360/1.1B
NONEL PRIMADETS 6M PRIMADET P14 M 0360/1.1B
NONEL PRIMADETS 6M PRIMADET P15 M 0360/1.1B
NONEL PRIMADETS 6M PRIMADET P2 MS 0360/1.1B

***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.
________________________________________________________________
ASSET PURCHASE AGREEMENT        48              C COPYRIGHT 1999
B/222128

__________________________________________________________________
 Description                      UN No & Class    Date of Gazettal
                                                  (where available)
___________________________________________________________________

NONEL PRIMADETS 6M PRIMADET P4 MS   0360/1.1B
NONEL PRIMADETS 6M PRIMADET P5 MS   0360/1.1B
NONEL PRIMADETS 6M PRIMADET P6 MS   0360/1.1B
NONEL PRIMADETS 6M PRIMADET P7 MS   0360/1.1B
NONEL PRIMADETS 6M PRIMADET P8 MS   0360/1.1B
ORANGE CAP BOOSTER (454G)           0042/1.1D      31-3-94
PENTACORD 3PE                       0042/1.1D
PENTACORD 5PE                       0065/1.1D
PRIMADET MS CONNECTORS              0360/1.1B
PRIMADET TRUNKLINE DELAYS           0360/1.1B
3.6M P/DET NTD MS17
PRIMADET TRUNKLINE DELAYS           0360/1.1B
3.6M P/DET NTD MS42
PRIMADET TRUNKLINE DELAYS           0360/1.1B
6M P/DET NTD MS100
PRIMADET TRUNKLINE DELAYS           0360/1.1B
6M P/DET NTD MS25 2
PRIMADET TRUNKLINE DELAYS           0360/1.1B
9M (EB) NTD P4 MS10
RIOGEL 2SX200                       0241/1.1D
RIOGEL 32X200                       0241/1.1D
RIOGEL 55X400                       0241/1.1D
RIOGEL 55X400                       0241/1.1D
ROCK CRUSHER BOOSTERS 454G          0042/1.1D      7-10-92
ROCK CRUSHER BOOSTERS 908G          0042/1.1D
ROCK STAR DETONATORS                0030/1.1B
SCOTCH CORD                         0065/1.1D
SHOCK STAR MS DELAYS DETONATORS     0360/1.1B      19-6-92
3.6M SOCKSTAR P8
SHOCK STAR MS DELAYS DETONATORS     0360/1.1B      19-6-92
6M SHOCKSTAR P3 M
SHOCK STAR SURFACE DELAY NON-       0360/1.1B      31-3-94
ELECTRIC
SILVER NUGGET CAST BOOSTER          0042/1.1D      31-3-94

________________________________________________________________
ASSET PURCHASE AGREEMENT        49              C COPYRIGHT 1999
B/222128

_________________________________________________________________
 Description                     UN No & Class  Date of Gazettal
                                                (where available)
_________________________________________________________________

TRIMITE                           0241/1.1D      12-7-93
WHITE CAP BOOSTER (907G)          0042/1.1D      31-3-94
_________________________________________________________________



VEHICLE - EXPLOSIVES AND DANGEROUS GOODS LICENCES
__________________________________________________________________________
                   Date      Expiry    Licence      Licences    Authority/
Vehicle/License    Granted   Date      No.                       State
___________________________________________________________________________
***
___________________________________________________________________________
793 EOD           01-10-98  15-09-99  38/056832/8    TES      Dangerous
Ford Courier                                                  Goods Act
                                                              1975 (NSW)
Carriage of
Explosives

1000KG of 1.1D
Explosives
___________________________________________________________________________
379 CJT          27-08-98  30-06-99  1040           TES       Explosives
Volvo FL 10                                                   Act 1952
Pump                                                          (QLD)

Carriage of
Explosives

9.3 Tonnes of
1.5D Watergel
______________________________________________________________________________
379 CJT         27-08-98  30-06-99   1161           TES       Explosives
Volvo FL 10                                                   Act 1952
                                                              (QLD)
Manufacture
of Explosives
on/by vehicle
_____________________________________________________________________________
026 CXN         27-08-98  30-06-99   1176           TES       Explosives
Volvo FL 10                                                   Act (1952)
Pump                                                          (QLD)

Carriage of
Explosives
Above 10
tonnes-
rigid body

_____________________________________________________________________________
127 CCO         27-08-98  30-06-99  1160            TES       Explosives
Volvo FL 10                                                   Act 1952
Bowl 2                                                        (QLD)

Carriage of
Explosives-
semi-trailers
_____________________________________________________________________________
127 CCO         27-08-98  30-06-99  1160           TES       Explosives
Volvo FL 10                                                  Act 1952
Bowl 2                                                       (QLD)

Manufacture
of Explosives
on/by vehicle
_____________________________________________________________________________

***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED
FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR
CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.
THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF
SUCH REQUEST.
__________________________________________________________________________
ASSET PURCHASE AGREEMENT           50                 C COPYRIGHT 1999
B/222128

____________________________________________________________________________
                   Date      Expiry    Licence   Licences    Authority/
Vehicle/License    Granted   Date      No.                   State
____________________________________________________________________________
732 DDH            27-08-98  30-06-99   0804        TES      Explosives
Volvo                                                        Act 1952
                                                             (QLD)
Carriage of
Explosives
above 10tonnes
-rigid body
______________________________________________________________________________
732 DDH           27-08-98  30-06-99  1024        TES       Explosives
Volvo                                                       Act 1952
                                                            (QLD)
Manufacture
of Explosives
on/by Vehicle
______________________________________________________________________________
563 CWR           27-08-98  30-06-99  1107        TES       Explosives
Holden\Rodeo                                                Act 1952
                                                            (QLD)
Carriage of
Explosives
up to 1000kg
_____________________________________________________________________________
668 DRA           27-08-98  30-06-99  1197       TES       Explosives
Nissan Patrol                                              Act 1952
                                                           (QLD)
Carriage of
Explosives
up to 1000kg
_____________________________________________________________________________
135 DZJ           27-08-98  30-06-99  1015      TES       Explosives
Volvo                                                     Act 1952
                                                          (QLD)
Manufacture of
Explosives
on/by Vehicle
_____________________________________________________________________________
986 QCT           24-9-99   03-10-99  NA        TES       Dangerous Goods by
Trailer                                                   Road Act 1984 &
                                                          Regulations (QLD)
Carriage of
Dangerous
Goods
_____________________________________________________________________________
***
_____________________________________________________________________________
9BR 195          19-06-98  18-06-99  NA        TES       Explosives and
Mazda                                                    Dangerous
                                                         Goods Act
Licence to                                               1961 (WA)
Convey Blasting
Agent Mixing
Vehicles
_____________________________________________________________________________
9MA 964          23-9-98   22-09-99  NA        TES       Explosives &
Volvo                                                    Dangerous
                                                         Goods Act
Licence to                                               1961 (WA)
Convey
Explosives
_____________________________________________________________________________
8KP 430          31-12-97  30-12-98  NA        TES       Explosives &
                                                         Dangerous
______________________________________________________________________________

***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.
THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF
SUCH REQUEST.
________________________________________________________________
ASSET PURCHASE AGREEMENT        51              C COPYRIGHT 1999
B/222128

______________________________________________________________________________
                   Date      Expiry    Licence   Licences  Authority/
Vehicle/License    Granted   Date      No.                 State
______________________________________________________________________________

Licence to                                                 Goods Act
Convey Blasting                                            1961 (WA)
Agent Mixing
Vehicles
_____________________________________________________________________________
9MU 330          13-08-97  19-08-98    NA          TES     Explosives &
                                                           Dangerous
Licence to                                                 Goods Act
Convey Blasting                                            1961 (WA)
Agent Mixing
Vehicles
_____________________________________________________________________________
1ACP 119        03-02-98  19-02-99     NA        TES       Explosives &
                                                           Dangerous
Licence to                                                 Goods Act
Convey Blasting                                            1961 (WA)
Agent Mixing
Vehicles
____________________________________________________________________________
8PD 912         26-01-98  25-01-99     NA        TES       Explosives &
                                                           Dangerous
Licence to                                                 Goods Act
Convey Blasting                                            1961 (WA)
Agent Mixing
Vehicles
____________________________________________________________________________


















______________________________________________________________________
ASSET PURCHASE AGREEMENT           52                 C COPYRIGHT 1999
B/222128

                            SCHEDULE 10
                          (Clause 1.1.35)

                             *** Assets


    ASSET DESCRIPTION                            TAG NUMBER
________________________________________________________________

Handport FM 138-156 mhz Radio
Tait T3010 Hand Held Portable Radio
Evacuation Alarm and Siren
2 Acid Tanks
Powder Coat 2 SS Acid Tanks
AN Store
Process Building
Amenities Building
Nokia 232 Cellphone
4 Drawer Filing Cabinet
2 Draw Filing Cabinet
Cat Pump                                              2259
Ingersoll 100-80 CPX-125 Pump                         2251
Ingersoll 65-40 CPX-125 Pump                          2252
Container-Vivian Containers
Site Upgrade for Environmental purpose
Storage Tank-4 tonne SX                               2258
Solution Volumatic Tank 2.5mt                         2246
Auger EX KG 6"                                        2248
Four Wheel Drive
Isotanker
Magazines
Transfer Pump
Shipping Containers
HiLux
Isuzu Bowl
Misc Plant & Equip
Mono Pump
Sheds
SX Plant


***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR
CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.
THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH
REQUEST.
________________________________________________________________________
ASSET PURCHASE AGREEMENT           53                 C COPYRIGHT 1999
B/222128

                            SCHEDULE 11
                          (Clause 1.1.36)

                          Operating Leases


Lease                             Location/Item            Start Date
_____________________________________________________________________________

Ricoh Business Centre                  ***                 28/08/98
R Duncan Pty Ltd                       ***                 04/97
R Duncan Pty Ltd                       ***                 10/03/98
R Duncan Pty Ltd                       ***                 01/08/96
R Duncan Pty Ltd                       ***                 01/08/96
R Duncan Pty Ltd                       ***                 01/08/96
R Duncan Pty Ltd                       ***                 01/08/96
R Duncan Pty Ltd                       ***
R Duncan Pty Ltd                       ***
R Duncan Pty Ltd                       ***
R Duncan Pty Ltd                       ***
R Duncan Pty Ltd                       ***
James Hardies Building Systems         ***                10/04/98
James Hardies Building Systems         ***                02/04/98
James Hardies Building Systems         ***                1993
James Hardies Building Systems         ***                05/05/94
James Hardies Building Systems         ***                05/05/94
AGC                                    ***                28/11/97
The Capital Corporation Limited        ***                14/08/98
ACN 065 745 735 (AT & T Capital)
The Capital Corporation Limited        ***                11/06/96
ACN 065 745 735 (AT & T Capital)
The Capital Corporation Limited        ***                10/09/97
ACN 065 745 735 (AT & T Capital)
The Capital Corporation Limited        ***                22/07/97
ACN 065 745 735 (AT & T Capital)
Red Australia                          ***                01/08/98
Red Australia                          ***                01/08/98
Red Australia                          ***                21/06/95
Western Portables                      ***
Brambles                               ***
Brambles                               ***
Brambles                               ***


***INDICATES INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION.
THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF
SUCH REQUEST.
_____________________________________________________________________
ASSET PURCHASE AGREEMENT            54               C COPYRIGHT 1999
B/222128

                            Schedule 12
                          (Clause 1.1.24)

                          Financing Leases

   LESSOR                    ASSET No.           DESCRIPTION
____________________________________________________________________
AT & T CAPITAL               0004527000           SELEX PHOTOCOPIER
                             295002.000

SANWA                        1B0049279           NISSAN DX 4 X 4 UTE
                             960008.000          REG 811 DOQ

SANWA                        1B0049287           NISSAN DX 4 x 4 UTE
                             960009.000          REG 9MA 734

SANWA                        1B0049295           NISSAN PATROL WAGON
                             960010.000          REG 564 DNZ

SANWA                        1B0050472           NISSAN PATROL RX WAGON
                             960012.000          REG 9KA 303

SANWA                        1B0050499           NISSAN PATROL RX WAGON
                             960013.000          REG 9KA 302

SANWA                        1B0050501           NISSAN PATROL LEAF
                             960014.000          SPRING CAB CHASS
                                                 REG 668 DRA

SANWA                        1B0050510           NISSAN PATROL LEAF
                             960015.000          SPRING CAB CHASS
                                                 REG 9JX 912

ESANDA                       449521594           MITSUBISHI CANTER
                             960004.000          DEWATERING UNIT
                                                 REG 060 DMK


ESANDA                       449546492           HOLDEN BS COMMODORE
                             960006.000          ACCLAIM V6 3.8L
                                                 REG 172 DMI

ESANDA                       449547305           NISSAN PATROL ST TURBO
                             295001.000          WAGON

ADVANCE LEASING              85651/001           TNT KOMATSU FORKLIFT
                             970821.000          MODEL FD25T-12

ORIX                         888478              MITSUBISHI VERADA
                             970816.000          E1 SEDAN

ORIX                         934607              MITSUBISHI KE VERADA
                             970815.000          E1 AUTO SEDAN

GE CAPITAL                   CEO712S1            VOLVO BOWL TRUCK B#4
                             950001.000

GE CAPITAL                   CEO712S2            MITSUBISHI CANTER
                             950004.001          DEWATERING UNIT

GE CAPITAL                   CEO712S3            SANDERSON TELECOPIER
                             940004.000

GE CAPITAL                   CEO713S1            93 VOLVO FL10 PUMP
                             940005.000          REG 379 CJT P#3

GE CAPITAL                   CEO713S2            HOLDEN RODEO 1995
                             950052.000

GE CAPITAL                   CEO714S1            ISUZU PUMP BOWLER
                             940006.000          TRUCK
                                                 REG 8PD 912 TES#11

GE CAPITAL                   CEO714S3            VOLVO FL 10
                             950004.000          REG 026 CXN B#5(BODY)

GE CAPITAL                   CEO714S4            KOMATSU FD3-5 FORKLIFT
                             950005.000          4 TONNE

GE CAPITAL                   CEO714S5            ISUZU FV7 1400 MEDIUM
                             960001.000          CAB CHASSIS
                                                 REG 8PD 912

GE CAPITAL                   CEO714S6            NISSAN PATROL 4 x 4
                             960002.000          TRAY TOP UTE

_________________________________________________________________________
ASSET PURCHASE AGREEMENT           55                 C COPYRIGHT 1999
B/222128

                                                  REG 9GB 225

GE CAPITAL                    CEO714S6            NISSAN PATROL 4 x 4
                              960003.000          TRAY TOP UTE
                                                  REG 9GB 162

GE CAPITAL                    CEO714S7            MITSUBISHI FS42855
                              960005.000          8 x 4 TRUCK 1996
                                                  REG 91H 282

GE CAPITAL                    CEO922S2            COMPUTER SYSTEM
                              960011.000          BRISBANE OFFICE

GE CAPITAL                    CEO922S3            CHASSIS TRIPLE P
                              970817.000          EXPLOSIVES TRUCK

GE CAPITAL                    CEO922S3            BODY TRIPLE P
                              970818.000          EXPLOSIVE TRUCK

GE CAPITAL                    CEO922S4            TRIPLE P EXPLOSIVE
                              970820.000          TRUCK

GE CAPITAL                    CEO922S4            CHASSIS TRIPLE P
                              970819.000          EXPLOSIVES TRUCK

GE CAPITAL                    CEO922S5            VOLVO FL10 CAB
                              980028.000          CHASSIS


CAPITAL COMMERCIAL            LC/1/4/5966
FINANCE LTD.                  950038.000          HEF STORAGE
                              950024.000          FIRE HYDRANTS X 2
                              930049.000          ISUZU ANFO BLOWER
                                                  8EV02 TRUCK
                              920038.000          MAC HEAVY ANFO TRUCK
                                                  REG 296 CTE
                              920024.000          VOLVO F7-P2 2ND HAND
                                                  CHASSIS REG 9ET 727

CAPITAL COMMERCIAL            LC/1/4/6161
FINANCE LTD.                  LC/1/4/6532
                              LC/1/6/5967
                              950006.000          BOWL PUMP TRUCK TES 14
                                                  REG 1AJR033

CAPITAL COMMERCIAL            LC/1/6/6141         ISUZU BOWL PUMP TM
FINANCE LTD.                  950007.000          327 B#7

ZAMOFAST                      950002.000          VOLVO BOWL TRUCK
                                                  REG 9CO 347 #3

QLD WEIGHING                  960007.000          25M CONCRETE WEIGH-
MACHINES PTY LTD                                  BRIDGE SN 16438


________________________________________________________________
ASSET PURCHASE AGREEMENT        56              C COPYRIGHT 1999
B/222128

EXECUTED as an agreement.

________________________________  ______________________________
EXECUTED by TOTAL ENERGY SYSTEMS
LIMITED ACN 010 876 150 in
accordance with section 127 of
the Corporations Law:

 /s/ R. A. Rogers                 /s/ Peter Ivan Felix Geroff
Director/Company Secretary        Director

      R. A. Rogers
Name of Director/Company           Name of Director (BLOCK
LETTERS)
Secretary
                                  Peter Ivan Felix Geroff
_______________________________   _______________________________

EXECUTED by T.E.S. MINING
SERVICES PTY LTD ACN 010 175 676
in accordance with section 127
of the Corporations Law:

/s/ R. A. Rogers                  /s/ James L. Wewers
Director/Company Secretary        Director

   R. A. Rogers
Name of Director/Company          Name of Director (BLOCK LETTERS)
Secretary (BLOCK LETTERS)
                                  James L. Wewers
______________________________    _______________________________

EXECUTED by TOTAL ENERGY SYSTEMS
(INTERNATIONAL) PTY LTD ACN 084
562 24 in accordance with
section 127 of the Corporations
Law:

/s/ R. A. Rogers                  /s/ Peter Ivan Felix Geroff
Director/Company Secretary        Director

    R. A. Rogers
Name of Director/Company
Secretary (BLOCK LETTERS)
                                  Peter Ivan Felix Geroff
______________________________    _______________________________

EXECUTED by TOTAL ENERGY SYSTEMS  )
(NZ) LIMITED DN/682396 in         )
accordance with resolution of a   )
meeting of its board of directors )


/s/ David Shear                      /s/ James L. Wewers
Director/Company Secretary           Director

   David Shear
Name of Director/Company             Name of Director (BLOCK LETTERS)
Secretary
                                     James L. Wewers
______________________________      _______________________________

____________________________________________________________________
ASSET PURCHASE AGREEMENT        57              C COPYRIGHT 1999
B/222128

______________________________    ______________________________

EXECUTED by QUANTUM EXPLOSIVES   )
PTY LIMITED ACN 087 119 515 in   )
accordance with section 127 of   )
the Corporations Law:

/s/ Wrixon Frank Gasteen               /s/ Nicholas Neil Jukes
Director/Company Secretary             Director

 Wrixon Frank Gasteen
Name of Director/Company          Name of Director (BLOCK LETTERS)
Secretary
                                  Nicholas Neil Junes
______________________________    _______________________________


































________________________________________________________________
ASSET PURCHASE AGREEMENT        58              C COPYRIGHT 1999
B/222128

                             ANNEXURE A

                    Purchaser's Parent Agreement











































________________________________________________________________
ASSET PURCHASE AGREEMENT        59              C COPYRIGHT 1999
B/222128

                         DEED OF GUARANTEE

                                 By

                   THIESS CONTRACTORS PTY LIMITED
                          ACN 010 221 486
                           ("Guarantor")


                            in favour of


                    TOTAL ENERGY SYSTEMS LIMITED
                          ACN 010 876 150,

                   T.E.S. MINING SERVICES PTY LTD
                          ACN 010 975 676,

            TOTAL ENERGY SYSTEMS (INTERNATIONAL) PTY LTD
                          ACN 084 562 247

                                and

                 TOTAL ENERGY SYSTEMS (NZ) LIMITED
                             DN/682396
                          ("THE VENDORS")


                     LEGAL & CONTRACT SERVICES
                   THIESS CONTRACTORS PTY LIMITED
                  po Box 199 Archerfield Qld 4108
               Ph: (07) 3275-8563 Fax: (07) 3275-8633
               email address: rsinclair@thiess.com.au
                          C Copyright 1999

DEED OF GUARANTEE

THIS DEED is made on the seventh day of May 1999.

BY

THIESS CONTRACTORS PTY LIMITED (ACN 010 221 486) of 146 Kerry Road, Archerfield, Queensland, Australia (with its successors and permitted assigns "Guarantor")

IN FAVOUR OF

Total Energy Systems Limited ACN 010 876 150, T.E.S. Mining Services Pty Ltd ACN 010 975 676, Total Energy Systems (International) Pty Ltd ACN 084 462 247 and Total Energy Systems (NZ) Limited DN/682396 (together with their successors and permitted assigns "Vendors").

RECITALS

A Quantum Explosives Pty Limited ACN 087 119 515 ("the Purchaser") is a wholly owned subsidiary of the Guarantor.

B The Vendors are in the business of manufacturing and supplying bulk and packaged explosives and blasting agents and other products and services to the mining, quarrying, civil engineering and other industries in Australia, New Zealand and elsewhere ("Business").

C At the request of the Guarantor, the Purchaser has entered an asset purchase agreement with the Vendors dated the seventh day of May 1999 for the purchase of the assets used by the Vendors in the conduct of the Business ("Agreement").

D It is a condition precedent to performance under the Agreement that the Guarantor enter into and execute this Deed.

OPERATIVE

1.  Guarantee

    The Guarantor guarantees to the Vendors the due and punctual performance of all terms, provisions and conditions contained in the Agreement on the part of the Purchaser to be performed
    ("Guaranteed Obligations").

2.  Indemnity

    The Guarantor indemnifies the Vendors and agrees to keep the Vendors indemnified from and against all loss, damage, costs and expenses suffered or incurred by any of the Vendors directly or indirectly by reason of:

    2.1 the Purchaser's default, breach or non-performance or non-observance by the Purchaser of any of the Guaranteed
         Obligations; and

    2.2 any matter which the Purchaser has warranted to the Vendor not being as warranted;

    provided that in no circumstance shall the Guarantor be liable under this Guarantee and Indemnity to any greater extent than the Purchaser would have been liable to the Vendors for such default, breach, non performance, non observance or failure of warranty in accordance with the terms of the Agreement if the Agreement was otherwise of full force and effect against the Purchaser.

3.  Enforcement

    3.1  If:

         3.1.1. The Purchaser defaults in the due and punctual performance of any of the Guaranteed Obligations and at any time after that default the Vendors give written notice to the Guarantor of that default and of the Vendors' intention to exercise their rights under this Deed in respect of that default; and

         3.1.2 within 30 days of the giving of that notice, the Purchaser (or the Guarantor on its behalf) has failed to remedy the default,

         the Guarantor shall (without further notice from the Vendors) immediately remedy or cause to be remedied the default.

4.  Obligations absolute and unconditional

    The Guarantor remains liable under this Deed even if:

    4.1 there is any modification of the liabilities of the Purchaser under this Agreement;

    4.2 any arrangement is made between the Vendors and the Purchaser with or without assent of the Guarantor;

    4.3 there is any alteration in the obligations undertaken by the Purchaser under the Agreement including, without limitation any forbearance as to payment, time, performance or otherwise;

    4.4  the Purchaser:

         4.4.1 enters into any composition or scheme of arrangement with creditors; or

         4.4.2     enters into liquidation or are wound up;

    4.5 The Vendors cannot, for any reason, enforce the Agreement against the Purchaser;

    4.6 The Vendors have not, for any reason, exercised or do not exercise all or any one or more of their rights or powers against the Purchaser;

    4.7 The Vendors grant any time or other indulgence or concession to the Purchaser;

    4.8 The Vendors compound, compromise, release, abandon, waive, vary, relinquish or renew any of the Vendors' rights against the Purchaser, or waive or vary any other provision of the Agreement; or

    4.9 Any part of the Purchaser's liability to the Vendors is satisfied by a payment which (whether because it is a preference or for any other reason) the Vendors must pay back or otherwise lose the benefit of, to the extent of the repayment or benefit so lost.

5.  Duration of Deed

    This Deed shall continue and shall remain in full force until all of the Guaranteed Obligations or any other obligation or liability arising under the Agreement have been fully performed, observed and satisfied by the Purchaser or the Guarantor.

6.  Service of notices

    6.1  Any notice required pursuant to this Deed must be:

         6.1.1     in writing; and

         6.1.2 either sent by facsimile transmission, certified mail or delivered by hand.

    6.2 A notice to the Vendors must be addressed to the Vendors at care of LSB Industries Inc 16 S Pennsylvania Avenue,
         Oklahoma City, Oklahoma, USA - facsimile no. 405 236 1209 or such other address as may be notified.

    6.3 A notice to the Guarantor must be addressed to the Guarantor at the address on page 1 of this Deed or such other address as may be notified or to facsimile number 07 3275 8633.

    6.4 A notice sent by certified mail or delivered by hand is effective upon receipt.

    6.5 A notice sent by facsimile transmission is effective upon transmission unless it is transmitted after the close of normal business hours, or on a Saturday, Sunday or public holiday, in which case it is effective on the opening of business on the next business day at the intended place of receipt.

7.  Representations

    The Guarantor acknowledges that it has not been induced to enter into this Agreement by virtue of any representation by or on behalf of the Vendors but has acted entirely on its own responsibility.

8.  Costs

    Each party shall pay its own legal costs of and incidental to the preparation and execution of this Deed but any stamp duty payable thereon shall be paid by the Guarantor.

9.  Governing Law and Jurisdiction

    9.1 This Deed and all questions arising in connection with it are governed by and will be construed according to the laws from time to time in force in the State of Queensland and the Guarantor hereby submits to the jurisdiction of those courts having jurisdiction in the State of Queensland.

10. Construction

    A reference in this Deed to the Vendors includes a reference to the Vendors collectively and to each of the Vendors separately.

Executed as a Deed

THE COMMON SEAL of THIESS CONTRACTORS PTY LTD    )
is hereunto affixed in accordance with its       )
Constitution:                                    )




____________________________     ________________________________
Director                          Director/Secretary



_____________________________     ________________________________
Name (printed)                    Name (printed)

                             ANNEXURE B

                     Vendor's Parent Guarantee













































________________________________________________________________
ASSET PURCHASE AGREEMENT        60              C COPYRIGHT 1999
B/222128

                         DEED OF GUARANTEE


                                 By


                         LSB INDUSTRIES INC
                           ("Guarantor")


                            in favour of


                   QUANTUM EXPLOSIVES PTY LIMITED
                          ACN 087 119 515

                       ("Quantum Explosives")










                     LEGAL & CONTRACT SERVICES
                   THIESS CONTRACTORS PTY LIMITED
                  po Box 199 Archerfield Qld 4108
               Ph: (07) 3275-8563 Fax: (07) 3275-8633
               email address: rsinclair@thiess.com.au
                          C Copyright 1999

DEED OF GUARANTEE

THIS DEED is made on the seventh day of May 1999.

BY

LSB INDUSTRIES INC of 165 Pennsylvania Avenue Oklahoma City,
Oklahoma, USA (with its successors and permitted assigns "Guarantor")

IN FAVOUR OF

QUANTUM EXPLOSIVES PTY LIMITED (ACN 087 119 515 of 146 Kerry Road, Archerfield, Queensland, Australia (with its successors and permitted assigns "Quantum Explosives").

RECITALS

A Total Energy Systems Limited (ACN 010 876 150), T.E.S. Mining Services Pty Ltd (ACN 010 975 676), Total Energy Systems (International) Pty Ltd (ACN 084 562 247), Total Mining Systems Pty Ltd (ACN 709 315) andTotal Energy Systems (NZ) Limited all c/-Level 7, 371 Queen Street, Brisbane, Queensland, Australia ("Vendors") are ultimately wholly owned subsidiaries of the Guarantor.

B The Vendors are in the business of manufacturing and supplying bulk and packaged explosives and blasting agents and other products and services to the mining, quarrying, civil engineering and other industries in Australia, New Zealand and elsewhere ("Business").

C At the request of the Guarantor, Quantum Explosives has entered an asset purchase agreement with the Vendors dated the seventh day of May 1999 for the purchase of the assets used by the Vendors in the conduct of the Business ("Agreement").

D It is a condition precedent to performance under the Agreement that the Guarantor enter into and execute this Deed.

OPERATIVE

1.  Guarantee

    The Guarantor guarantees to Quantum Explosives the due and punctual performance by the Vendors of all terms, provisions and conditions contained in the Agreement on the part of the Vendors to be performed ("Guaranteed Obligations"). The Guarantor acknowledges that it has read and understood the Agreement, which is attached hereto.

2.  Indemnity

    The Guarantor indemnifies Quantum Explosives and agrees to keep Quantum Explosives indemnified from and against all loss, damage, costs and expenses including legal costs suffered or incurred by Quantum Explosives directly or indirectly by reason of:

    2.1 the Vendors' default, breach or non-performance or non-observance by the Vendors of any of the Guaranteed
         Obligations; and

    2.2  any matter which the Vendors have warranted to Quantum
         Explosives not being as warranted;

    provided that in no circumstance shall the Guarantor be liable under this Guarantee and Indemnity to any greater extent than the Vendors would have been liable to Quantum Explosives for such default, breach, non performance, non observance or failure of warranty in accordance with the terms of the Agreement if the Agreement was otherwise of full force and effect against the Vendors.

3.  Enforcement

    3.1  If:

         3.1.1. the Vendors defaults in the due and punctual performance of any of the Guaranteed Obligations and at any time after that default Quantum Explosives gives written notice to the Guarantor of that default and of Quantum Explosives' intention to exercise its rights under this Deed in respect of that default; and

         3.1.2 within 30 days of the giving of that notice, the Vendors (or the Guarantor on its behalf) has failed to remedy the default,

         the Guarantor shall (without further notice from Quantum
         Explosives) immediately remedy or cause to be remedied the default.

4.  Obligations absolute and unconditional

    The Guarantor remains liable under this Deed even if:

    4.1 there is any modification of the liabilities of the Vendors under this Agreement;

    4.2  any arrangement is made between the Vendors and Quantum
         Explosives with or without assent of the Guarantor;

    4.3 there is any alteration in the obligations undertaken by the Vendors under the Agreement including, without limitation any forbearance as to payment, time, performance or otherwise;

    4.4  the Vendors:

         4.4.1     enter into any composition or scheme of
                   arrangement with creditors; or

         4.4.2     enters into liquidation or are wound up;

    4.5 Quantum Explosives cannot, for any reason, enforce the Agreement against the Vendors;

    4.6 Quantum Explosives, for any reason, has not exercised or does not exercise all or any one or more of its rights or powers against the Vendors;

    4.7 Quantum Explosives grants any time or other indulgence or concession to the Vendors;

    4.8 Quantum Explosives compounds, compromises, releases, abandons, waives, varies, relinquishes or renews any of Quantum Explosives' rights against the Vendors, or waives or varies any other provision of the Agreement; or

    4.9 Any part of the Vendors' liability to Quantum Explosives is satisfied by a payment which (whether because it is a preference or for any other reason) Quantum Explosives must pay back or otherwise lose the benefit of, to the extent of the repayment or benefit so lost.

5.  Duration of Deed

    This Deed shall continue and shall remain in full force until all of the Guaranteed Obligations or any other obligation or liability arising under the Agreement have been fully performed, observed and satisfied by the Vendors or the Guarantor.

6.  Service of notices

    6.1  Any notice required pursuant to this Deed must be:

         6.1.1     in writing; and

         6.1.2 either sent by facsimile transmission, certified mail or delivered by hand.

    6.2 A notice to Quantum Explosives must be addressed to Quantum Explosives at the address on page 1 of this Deed or such other address as may be notified.

    6.3 A notice to the Guarantor must be addressed to the Guarantor at the address on page 1 of this Deed or such other address as may be notified or to facsimile number
         0015-1-405 236 1209 attention: General Counsel.

    6.4 A notice sent by certified mail or delivered by hand is effective upon receipt.

    6.5 A notice sent by facsimile transmission is effective upon transmission unless it is transmitted after the close of normal business hours, or on a Saturday, Sunday or public holiday, in which case it is effective on the opening of business on the next business day at the intended place of receipt.

    6.6 The Guarantor nominates Corrs Chambers Westgarth, Level 35, Waterfront Place, 1 Eagle Street, Brisbane to receive service of documents on the Guarantor's behalf in respect of this Deed provided that a copy of each document so served shall as soon as possible thereafter be forwarded by facsimile to the Guarantor's General Counsel on facsimile no. 0015-1-405 236 1209. The agent must accept service of documents on the Guarantor's behalf with respect to any action, proceeding or other process in connection with this Deed.

7.  Representations

    The Guarantor acknowledges that it has not been induced to enter into this Agreement by virtue of any representation by or on behalf of Quantum Explosives but has acted entirely on its own responsibility.

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


8.  Costs

    Each party shall pay its own legal costs of and incidental to the preparation and execution of this Deed but any stamp duty payable thereon shall be paid by the Guarantor.

9.  Governing Law and Jurisdiction

    9.1 This Deed and all questions arising in connection with it are governed by and will be construed according to the laws from time to time in force in the States of Queensland and Oklahoma. Any injunctions, orders or judgements issued or granted therefrom shall be enforceable within the Commonwealth of Australia and the United States of America, including Oklahoma or any county or state with which the Commonwealth of Australia or the State of Queensland has agreed reciprocally to enforce injunctions, orders or judgements, as the case may be.

    9.2 The Guarantor must do all acts deeds or things necessary for this Deed to be properly acknowledged, certified and legalised by all relevant authorities, Governmental, judicial or otherwise, for its enforcement within Oklahoma and/or Queensland.

10. Construction

    A reference in this Deed to the Vendors includes a reference to the Vendors collectively and to each of the Vendors separately.


















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

Executed as a Deed

EXECUTED by LSB INDUSTRIES, INC.,           )
by its duly authorise officer pursuant      )
to a resolution adopted by its Board of     )
Directors at a duly called meeting of       )
the Board of Directors                      )




__________________________________________
Authorised Officer of LSB Industries, Inc.



__________________________________________
Name (printed)



I, the notary public named below, hereby certify that the person specified as the Authorised Officer above did in fact appear and sign this Deed on behalf of LSB Industries, Inc.





__________________________________________
Notary Public



__________________________________________
Name (printed)














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